File  333-145229
                                                                    Rule 497(b)



                       Cons. Growth 4Q '07 - Term 12/31/08
                     Moderate Growth 4Q '07 - Term 12/31/08
                 Target Long-Term Growth 4Q '07 - Term 12/31/08
                                     FT 1522

     FT 1522 is a series of a unit investment trust, the FT Series. FT 1522 consists of three separate portfolios listed above (each, a "Trust," and collectively, the "Trusts").

    Target Long-Term Growth Portfolio, 4th Quarter 2007 Series invests in a diversified portfolio of common stocks ("Common Stocks") selected by applying a specialized strategy. Conservative Growth Portfolio, 4th Quarter 2007 Series and Moderate Growth Portfolio, 4th Quarter 2007 Series each invest in Common Stocks and common stocks of closed-end investment companies ("Closed-End Funds") which invest in investment-grade bonds ("Investment-Grade Bonds"). Collectively, the Common Stocks
           and Closed-End Funds are referred to as the "Securities."

     The objective of each Trust is to provide the potential for an above-
                             average total return.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FIRST TRUST (R)

                                 1-800-621-1675

                The date of this prospectus is September 28, 2007
                            As amended October 2, 2007

                                Table of Contents


Summary of Essential Information                         3
Fee Table                                                5
Report of Independent Registered Public Accounting Firm  7
Statements of Net Assets                                 8
Schedules of Investments                                10
The FT Series                                           22
Portfolios                                              22
Risk Factors                                            25
Hypothetical Performance Information                    26
Public Offering                                         27
Distribution of Units                                   29
The Sponsor's Profits                                   30
The Secondary Market                                    31
How We Purchase Units                                   31
Expenses and Charges                                    31
Tax Status                                              32
Retirement Plans                                        35
Rights of Unit Holders                                  35
Income and Capital Distributions                        36
Redeeming Your Units                                    37
Investing in a New Trust                                38
Removing Securities from a Trust                        38
Amending or Terminating the Indenture                   39
Information on the Sponsor, Trustee,
   FTPS Unit Servicing Agent and Evaluator              40
Other Information                                       41

                        Summary of Essential Information

                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                                       Conservative
                                                                                       Growth             Moderate Growth
                                                                                       Portfolio, 4th     Portfolio, 4th
                                                                                       Quarter 2007       SeriesQuarter 2007 Series
                                                                                       ____________       ____________
Initial Number of Units (1)                                                              46,364              43,407
Fractional Undivided Interest in the Trust per Unit (1)                                1/46,364            1/43,407
Public Offering Price:
Public Offering Price per Unit (2)                                                      $10.000             $10.000
   Less Initial Sales Charge per Unit (3)                                                 (.100)              (.100)
                                                                                       ____________       ___________
Aggregate Offering Price Evaluation of Securities per Unit (4)                            9.900               9.900
   Less Deferred Sales Charge per Unit (3)                                                (.145)              (.145)
                                                                                       ____________       ___________
Redemption Price per Unit (5)                                                             9.755               9.755
    Less Creation and Development Fee per Unit (3)(5)                                     (.050)              (.050)
    Less Organization Costs per Unit (5)                                                  (.029)              (.029)
                                                                                       ____________       ___________
Net Asset Value per Unit                                                                $ 9.676             $ 9.676
                                                                                       ============       ===========


Estimated Net Annual Distribution per Unit (6)                                          $ .3128             $ .2131
Cash CUSIP Number                                                                    30272T 807          30272Q 100
Reinvestment CUSIP Number                                                            30272T 815          30272Q 118
Fee Accounts Cash CUSIP Number                                                       30272T 823          30272Q 126
Fee Accounts Reinvestment CUSIP Number                                               30272T 831          30272Q 134
FTPS CUSIP Number                                                                    30272T 849          30272Q 142
Security Code                                                                            047548              047521
Ticker Symbol                                                                            FCONVX              FMODGX



First Settlement Date                                              October 3, 2007
Mandatory Termination Date (7)                                     December 31, 2008
Rollover Notification Date (8)                                     December 1, 2008
Special Redemption and Liquidation Period (8)                      December 15, 2008 to December 31, 2008
Distribution Record Date                                           Fifteenth day of each month, commencing October 15, 2007.
Distribution Date (6)                                              Last day of each month, commencing October 31, 2007.

____________

See "Notes to Summary of Essential Information" on page 4.


                        Summary of Essential Information

                                     FT 1522

     At the Opening of Business on the Initial Date of Deposit-September 28,
                                  2007

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   The Bank of New York
 FTPS Unit Servicing Agent:   FTP Services LLC
                 Evaluator:   First Trust Advisors L.P.

                                                                                                          Target Long-Term
                                                                                                          Growth Portfolio
                                                                                                          4th Quarter 2007
                                                                                                          Series
                                                                                                          ___________
Initial Number of Units (1)                                                                                 44,814
Fractional Undivided Interest in the Trust per Unit (1)                                                   1/44,814
Public Offering Price:
Public Offering Price per Unit (2)                                                                         $10.000
   Less Initial Sales Charge per Unit (3)                                                                    (.100)
                                                                                                          ___________
Aggregate Offering Price Evaluation of Securities per Unit (4)                                               9.900
   Less Deferred Sales Charge per Unit (3)                                                                   (.145)
                                                                                                          ___________
Redemption Price per Unit (5)                                                                                9.755
    Less Creation and Development Fee per Unit (3)(5)                                                        (.050)

    Less Organization Costs per Unit (5)                                                                     (.029)
                                                                                                          ___________
Net Asset Value per Unit                                                                                   $ 9.676
                                                                                                          ===========
Estimated Net Annual Distribution per Unit (6)                                                             $ .1136
Cash CUSIP Number                                                                                       30272Q 159
Reinvestment CUSIP Number                                                                               30272Q 167
Fee Accounts Cash CUSIP Number                                                                          30272Q 175
Fee Accounts Reinvestment CUSIP Number                                                                  30272Q 183
FTPS CUSIP Number                                                                                       30272Q 191

Security Code                                                                                               047526
Ticker Symbol                                                                                               FLNGTX

First Settlement Date                                               October 3, 2007
Mandatory Termination Date (7)                                      December 31, 2008
Rollover Notification Date (8)                                      December 1, 2008
Special Redemption and Liquidation Period (8)                       December 15, 2008 to December 31, 2008
Distribution Record Date                                            Fifteenth day of each month, commencing October 15, 2007.
Distribution Date (6)                                               Last day of each month, commencing October 31, 2007.

____________

(1) As of the close of business on October 1, 2007, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(3) You will pay a maximum sales charge of 2.95% of the Public Offering Price per Unit (equivalent to 2.98% of the net amount invested) which consists of an initial sales charge, a deferred sales charge and a creation and development fee. The sales charges are described in the "Fee Table."

(4) Each listed Security is valued at its last closing sale price on the relevant stock exchange at the Evaluation Time on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price on such date. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(5)The creation and development fee and estimated organization costs per Unit will be deducted from the assets of a Trust at the end of the initial offering period. If Units are redeemed prior to the close of the initial offering period, these fees will not be deducted from the redemption proceeds. See "Redeeming Your Units."

(6)We base our estimate of the dividends a Trust will receive from the Securities by annualizing the most recent dividends declared by the issuers of the Securities. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time. Due to this, and various other factors, actual dividends received from the Securities may be less than their most recent annualized dividends. In this case, the actual net annual distribution you receive will be less than the estimated amount set forth above. The actual net annual distribution per Unit you receive will also vary from that set forth above with changes in a Trust's fees and expenses and with the sale of Securities. See "Fee Table" and "Expenses and Charges." a Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the last day of each month to Unit holders of record on the fifteenth day of such month provided the aggregate amount, exclusive of sale proceeds, in the Income and Capital Accounts available for distribution equals at least 0.1% of the net asset value of a Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. Distributions of sale proceeds from the Capital Account will be made monthly on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. See "Income and Capital Distributions." At the rollover date for Rollover Unit holders or upon termination of a Trust for remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders.

(7) See "Amending or Terminating the Indenture."

(8)See "Investing in a New Trust."

                                    Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although each Trust has a term of approximately 15 months, and each is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                            Conservative             Moderate
                                                                            Growth                   Growth
                                                                            Portfolio, 4th           Portfolio, 4th
                                                                            Quarter 2007 Series      Quarter 2007 Series
                                                                            ___________________      ___________________
                                                                                         Amount                   Amount
                                                                                         per Unit                 per Unit
                                                                                         ________                 ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge

Initial sales charge                                                        1.00%(a)     $.100       1.00%(a)     $.100
Deferred sales charge                                                       1.45%(b)     $.145       1.45%(b)     $.145
Creation and development fee                                                0.50%(c)     $.050       0.50%(c)     $.050
                                                                            _______      _______     _______      _______
Maximum Sales Charges (including creation and development fee)              2.95%        $.295       2.95%        $.295
                                                                            =======      =======     =======      =======

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                                .290%(d)     $.0290      .290%(d)     $.0290
                                                                            =======      =======     =======      =======
Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative, evaluation and
     FTPS Unit servicing fees                                               .060%        $.0060      .060%        $.0060
Trustee's fee and other operating expenses                                  .143%(f)     $.0143      .144%(f)     $.0144
Underlying Closed-End Fund expenses                                         .553%(g)     $.0553      .276%(g)     $.0276
                                                                            _______      _______     _______      ______
Total                                                                       .756%        $.0756      .480%        $.0480
                                                                            =======      =======     =======      ======

                                                                                                    Target Long-Term
                                                                                                    Growth Portfolio
                                                                                                    4th Quarter 2007 Series
                                                                                                    _______________________
                                                                                                                 Amount
                                                                                                                 per Unit
                                                                                                                 ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge

Initial sales charge                                                                                1.00%(a)     $.100
Deferred sales charge                                                                               1.45%(b)     $.145
Creation and development fee                                                                        0.50%(c)     $.050
                                                                                                    _______      _______
Maximum Sales Charges (including creation and development fee)                                      2.95%        $.295
                                                                                                    =======      =======

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                                                        .290%(d)     $.0290
                                                                                                    =======      =======
Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative, evaluation and
     FTPS Unit servicing fees                                                                       .060%        $.0060

Trustee's fee and other operating expenses                                                          .145%(f)     $.0145
                                                                                                    _______      _______
     Total                                                                                          .205%        $.0205
                                                                                                    =======      =======

                                     Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust, the principal amount and distributions are rolled every 15 months into a New Trust, you are subject to a reduced transactional sales charge, and you sell your Units at the end of the periods shown. The example also assumes a 5% return on your investment each year and that your Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs, assuming you held your Units for the periods shown, would be:

                                                                 1 Year       3 Years      5 Years      10 Years
                                                                 ______       _______      _______      ________
Conservative Growth Portfolio, 4th Quarter 2007 Series           $ 400        $1,011       $1,407       $2,878
Moderate Growth Portfolio, 4th Quarter 2007 Series                 372           929        1,269        2,604
Target Long-Term Growth Portfolio, 4th Quarter 2007 Series         345           847        1,131        2,324

The example will not differ if you hold rather than sell your Units at the end of each period.

_____________

(a)The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum sales charge of 2.95% and the sum of any remaining deferred sales charge and creation and development fee.

(b)The deferred sales charge is a fixed dollar amount equal to $.145 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing January 18, 2008.

(c)The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period which is expected to be approximately three months from the Initial Date of Deposit. If the price you pay for your Units exceeds $10 per Unit, the creation and development fee will be less than 0.50%; if the price you pay for your Units is less than $10 per Unit, the creation and development fee will exceed 0.50%.

(d) Estimated organization costs will be deducted from the assets of each Trust at the end of a Trust's initial offering period.

(e)Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f)Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

(g)Although not actual Trust operating expenses, Conservative Growth Portfolio, 4th Quarter 2007 Series and Moderate Growth Portfolio, 4th Quarter 2007 Series, and therefore Unit holders of those Trusts, will indirectly bear similar operating expenses of the Closed-End Funds in which each Trust invests in the estimated amounts set forth in the table. These expenses are estimated based on the actual Closed-End Fund expenses disclosed in a fund's most recent SEC filing but are subject to change in the future. An investor in Conservative Growth Portfolio, 4th Quarter 2007 Series and Moderate Growth Portfolio, 4th Quarter 2007 Series will therefore indirectly pay higher expenses than if the underlying Closed-End Fund shares were held directly.


                              Report of Independent
                        Registered Public Accounting Firm

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 1522

We have audited the accompanying statements of net assets, including the schedules of investments, of FT 1522, comprising Cons. Growth 4Q '07 - Term 12/31/08 (Conservative Growth Portfolio, 4th Quarter 2007 Series); Moderate Growth 4Q '07 - Term 12/31/08 (Moderate Growth Portfolio, 4th Quarter 2007 Series); and Target Long-Term Growth 4Q '07 - Term 12/31/08 (Target Long-Term Growth Portfolio, 4th Quarter 2007 Series) (collectively, the "Trusts"), as of the opening of business on September 28, 2007 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, audits of the Trusts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing opinions on the effectiveness of the Trusts' internal control over financial reporting. Accordingly, we express no such opinions. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets, assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by The Bank of New York, the Trustee, and allocated between the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on September 28, 2007, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 1522, comprising Cons. Growth 4Q '07 - Term 12/31/08 (Conservative Growth Portfolio, 4th Quarter 2007 Series); Moderate Growth 4Q '07 - Term 12/31/08 (Moderate Growth Portfolio, 4th Quarter 2007 Series); and
Target Long-Term Growth 4Q '07 - Term 12/31/08 (Target Long-Term Growth Portfolio, 4th Quarter 2007 Series) , as of the opening of business on September 28, 2007 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Chicago, Illinois
September 28, 2007

                            Statements of Net Assets

                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                                      Conservative        Moderate
                                                                                      Growth              Growth
                                                                                      Portfolio, 4th      Portfolio, 4th
                                                                                      Quarter 2007 Series Quarter 2007 Series
                                                                                      ___________________ ___________________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)                   $459,001             $429,732
Less liability for reimbursement to Sponsor for organization costs (3)                 (1,345)              (1,259)
Less liability for deferred sales charge (4)                                           (6,723)              (6,294)
Less liability for creation and development fee (5)                                    (2,318)              (2,170)
                                                                                      _________           ________
Net assets                                                                           $448,615             $420,009
                                                                                      =========           ========
Units outstanding                                                                      46,364               43,407
Net asset value per Unit (6)                                                         $  9.676             $  9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                                                $463,637             $434,073
Less maximum sales charge (7)                                                         (13,677)             (12,805)
Less estimated reimbursement to Sponsor for organization costs (3)                     (1,345)              (1,259)
                                                                                     _________            ________
Net assets                                                                           $448,615             $420,009
                                                                                     =========            ========

__________

See "Notes to Statements of Net Assets" on page 9.


                            Statements of Net Assets

                                 FT 1522

At the Opening of Business on the Initial Date of Deposit-September 28, 2007

                                                                                                       Target Long-Term
                                                                                                       Growth Portfolio
                                                                                                       4th Quarter
                                                                                                       2007 Series
                                                                                                       _____________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)                                     $443,662
Less liability for reimbursement to Sponsor for organization costs (3)                                   (1,300)
Less liability for deferred sales charge (4)                                                             (6,498)
Less liability for creation and development fee (5)                                                      (2,241)
                                                                                                       ________
Net assets                                                                                             $433,623
                                                                                                       ========
Units outstanding                                                                                        44,814
Net asset value per Unit (6)                                                                           $  9.676

ANALYSIS OF NET ASSETS
Cost to investors (7)                                                                                 $ 448,143
Less maximum transactional sales charge (7)                                                             (13,220)
Less estimated reimbursement to Sponsor for organization costs (3)                                       (1,300)
                                                                                                       ________
Net assets                                                                                             $433,623
                                                                                                       ========

__________

                    NOTES TO STATEMENTS OF NET ASSETS

The Sponsor is responsible for the preparation of financial statements in accordance with accounting principles generally accepted in the United States which require the Sponsor to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

(1) Each Trust invests in a diversified portfolio of Common Stocks and/or Closed-End Funds. Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value. Each Trust has a Mandatory Termination Date of December 31, 2008.

(2) An irrevocable letter of credit issued by The Bank of New York, of which approximately $1,500,000 will be allocated $500,000 each among the three Trusts in FT 1522, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0290 per Unit per Trust. A payment will be made at the end of a Trust's initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions of $.145 per Unit, payable to the Sponsor in three approximately equal monthly installments beginning on January 18, 2008 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through March 20, 2008. If Unit holders redeem Units before March 20, 2008 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The creation and development fee ($.050 per Unit for each Trust) is payable by a Trust on behalf of Unit holders out of assets of a Trust at the end of a Trust's initial offering period. If Units are redeemed prior to the close of the initial offering period, the fee will not be deducted from the proceeds.

(6)Net asset value per Unit is calculated by dividing a Trust's net assets by the number of Units outstanding. This figure includes organization costs and the creation and development fee, which will only be assessed to Units outstanding at the close of the initial offering period.

(7) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge and the creation and development fee) computed at the rate of 2.95% of the Public Offering Price (equivalent to 2.98% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee), assuming no reduction of the maximum sales charge as set forth under "Public Offering."

                             Schedule of Investments

             Conservative Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                         Percentage       Number     Market     Cost of
Ticker Symbol and                                                        of Aggregate     of         Value      Securities to
Name of Issuer of Securities (1)(3)(4)                                   Offering Price   Shares     per Share  the Trust (2)
_______________________________                                          ____________     ______    __________  _____________
TARGET GROWTH STRATEGY STOCKS (27.00%):
MMM           3M Company                                                   0.90%           44      $ 93.39     $ 4,109
ACL           Alcon, Inc. +                                                0.89%           28       145.85       4,084
AAPL          Apple Inc. *                                                 0.91%           27       154.50       4,171
BIIB          Biogen Idec Inc. *                                           0.90%           62        66.45       4,120
BA            The Boeing Company                                           0.90%           39       105.46       4,113
CAM           Cameron International Corp *                                 0.91%           44        94.83       4,173
XRAY          DENTSPLY International Inc.                                  0.90%           99        41.58       4,116
ESRX          Express Scripts, Inc. *                                      0.90%           76        54.43       4,137
FTI           FMC Technologies, Inc. *                                     0.90%           71        58.48       4,152
FWLT          Foster Wheeler Ltd. +*                                       0.90%           32       129.09       4,131
GRMN          Garmin Ltd. +                                                0.90%           34       121.14       4,119
IBM           International Business Machines Corporation                  0.90%           35       117.71       4,120
LRCX          Lam Research Corporation *                                   0.90%           78        52.86       4,123
CG            Loews Corp.-Carolina Group                                   0.90%           51        81.23       4,143
MA            MasterCard, Inc.                                             0.90%           28       148.00       4,144
MDR           McDermott International, Inc. +*                             0.90%           76        54.15       4,115
NOV           National-Oilwell Varco Inc. *                                0.90%           28       147.33       4,125
NE            Noble Corporation +                                          0.90%           83        49.66       4,122
NVDA          NVIDIA Corporation *                                         0.90%          112        36.78       4,119
OI            Owens-Illinois, Inc. *                                       0.90%          103        40.27       4,148
PEP           PepsiCo, Inc.                                                0.90%           57        72.62       4,139
POT           Potash Corporation of Saskatchewan Inc. +                    0.91%           40       104.02       4,161
PCP           Precision Castparts Corp.                                    0.90%           28       147.83       4,139
RIMM          Research in Motion Limited +*                                0.89%           41        99.86       4,094
SLB           Schlumberger Limited +                                       0.89%           39       105.03       4,096
PCU           Southern Copper Corporation                                  0.90%           33       125.17       4,131
TEX           Terex Corporation *                                          0.90%           46        89.89       4,135
RIG           Transocean Inc. +*                                           0.89%           36       113.81       4,097
WAT           Waters Corporation *                                         0.90%           61        67.95       4,145
WYNN          Wynn Resorts, Limited                                        0.91%           25       166.98       4,174

S&P TARGET SMID 60 STRATEGY STOCKS (24.01%):
ADPT          Adaptec, Inc. *                                              0.27%          321         3.82       1,226
AFG           American Financial Group, Inc.                               0.54%           85        28.93       2,459
ARW           Arrow Electronics, Inc. *                                    0.53%           57        42.98       2,450
ATO           Atmos Energy Corporation                                     0.27%           43        28.44       1,223
AVA           Avista Corporation                                           0.27%           60        20.40       1,224
BKH           Black Hills Corporation                                      0.53%           59        41.61       2,455
ELY           Callaway Golf Company                                        0.53%          153        15.99       2,446
CBR           CIBER, Inc. *                                                0.27%          156         7.85       1,225
COHR          Coherent, Inc. *                                             0.27%           40        30.74       1,230
CLP           Colonial Properties Trust                                    0.26%           35        34.50       1,208
CTS           CTS Corporation                                              0.27%           92        13.30       1,224
DSL           Downey Financial Corp.                                       0.27%           21        58.15       1,221


                    Schedule of Investments (cont'd.)

             Conservative Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

     At the Opening of Business on the Initial Date of Deposit-September 28,
                                      2007


                                                                       Percentage       Number   Market      Cost of
Ticker Symbol and                                                      of Aggregate     of       Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares   per Share   the Trust (2)
_______________________________                                        ____________     ______   _________   ____________
RE          Everest Re Group, Ltd. +                                     0.52%           22     $109.41      $ 2,407
FBP         First BanCorp. +                                             0.27%          124        9.90        1,228
FNFG        First Niagara Financial Group, Inc.                          0.53%          172       14.21        2,444
FED         FirstFed Financial Corp. *                                   0.27%           24       50.75        1,218
FST         Forest Oil Corporation *                                     0.54%           57       43.21        2,463
GKSR        G&K Services, Inc.                                           0.26%           30       40.29        1,209
GXP         Great Plains Energy Incorporated                             0.53%           84       29.10        2,444
THG         Hanover Insurance Group Inc.                                 0.53%           55       44.18        2,430
HCC         HCC Insurance Holdings, Inc.                                 0.53%           87       28.17        2,451
HW          Headwaters Incorporated *                                    0.27%           82       14.85        1,218
HMN         Horace Mann Educators Corporation                            0.54%          124       19.82        2,458
HTCH        Hutchinson Technology Incorporated *                         0.27%           49       24.90        1,220
IDA         IDACORP, Inc.                                                0.53%           73       33.42        2,440
JAKK        JAKKS Pacific, Inc. *                                        0.27%           48       25.41        1,220
KEM         KEMET Corporation *                                          0.53%          337        7.27        2,450
LEE         Lee Enterprises Incorporated                                 0.53%          160       15.26        2,442
MCY         Mercury General Corporation                                  0.53%           45       54.07        2,433
MLNM        Millennium Pharmaceuticals, Inc. *                           0.53%          241       10.16        2,449
NNN         National Retail Properties Inc.                              0.27%           50       24.56        1,228
NU          Northeast Utilities                                          0.53%           85       28.87        2,454
OSG         Overseas Shipholding Group, Inc.                             0.53%           31       78.08        2,420
CHUX        O'Charley's Inc.                                             0.27%           80       15.25        1,220
PLAB        Photronics, Inc. *                                           0.27%          106       11.51        1,220
PJC         Piper Jaffray Companies, Inc. *                              0.27%           23       54.22        1,247
PNM         PNM Resources Inc.                                           0.53%          105       23.39        2,456
PSD         Puget Energy, Inc.                                           0.53%           99       24.61        2,436
RHB         RehabCare Group, Inc. *                                      0.26%           68       17.90        1,217
RFMD        RF Micro Devices, Inc. *                                     0.53%          378        6.48        2,449
SCG         SCANA Corporation                                            0.53%           63       38.81        2,445
SCHS        School Specialty, Inc. *                                     0.27%           35       34.79        1,218
CKH         SEACOR Holdings Inc. *                                       0.27%           13       93.83        1,220
SRP         Sierra Pacific Resources                                     0.53%          155       15.82        2,452
SKYW        SkyWest, Inc.                                                0.26%           48       25.36        1,217
SAH         Sonic Automotive, Inc.                                       0.27%           50       24.47        1,224
SWX         Southwest Gas Corporation                                    0.27%           43       28.73        1,235
SSI         Stage Stores, Inc.                                           0.27%           66       18.48        1,220
SFY         Swift Energy Company *                                       0.27%           30       41.08        1,232
SNX         SYNNEX Corporation *                                         0.27%           59       20.81        1,228
TECD        Tech Data Corporation *                                      0.54%           61       40.31        2,459
THS         TreeHouse Foods, Inc. *                                      0.27%           44       28.00        1,232
TQNT        TriQuint Semiconductor, Inc. *                               0.53%          504        4.86        2,449
UFCS        United Fire & Casualty Company                               0.27%           31       39.34        1,220
UTR         Unitrin, Inc.                                                0.54%           50       49.29        2,465
VSH         Vishay Intertechnology, Inc. *                               0.53%          185       13.26        2,453
VOL         Volt Information Sciences, Inc. *                            0.27%           69       17.73        1,223
BER         W.R. Berkley Corporation                                     0.53%           83       29.58        2,455
WR          Westar Energy, Inc.                                          0.54%           98       25.11        2,461
WGL         WGL Holdings Inc.                                            0.53%           71       34.40        2,442

                       Schedule of Investments (cont'd.)

             Conservative Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number    Market      Cost of
Ticker Symbol and                                                      of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares    per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
NYSE(R) INTERNATIONAL TARGET 25 STRATEGY STOCKS (8.99%) +:
AEG         Aegon N.V.                                                   0.36%           87      $ 19.05       $1,657
AZ          Allianz AG (ADR)                                             0.36%           71        23.22        1,649
AIB         Allied Irish Banks Plc (ADR)                                 0.36%           35        47.66        1,668
BCS         Barclays Plc (ADR)                                           0.36%           34        49.23        1,674
CHU         China Unicom Ltd. (ADR)                                      0.36%           79        21.03        1,661
CS          Credit Suisse Group (ADR)                                    0.36%           25        65.97        1,649
DAI         DaimlerChrysler AG                                           0.37%           17        99.54        1,692
DB          Deutsche Bank AG                                             0.36%           13       128.45        1,670
DT          Deutsche Telekom AG (ADR)                                    0.36%           85        19.46        1,654
ECA         EnCana Corp.                                                 0.36%           27        61.34        1,656
E           Eni SpA (ADR)                                                0.35%           22        74.11        1,630
FTE         France Telecom S.A. (ADR)                                    0.36%           50        33.10        1,655
HMC         Honda Motor Co., Ltd. (ADR)                                  0.36%           49        33.39        1,636
ING         ING Groep N.V. (ADR)                                         0.36%           38        44.04        1,674
KB          Kookmin Bank (ADR)                                           0.36%           20        82.20        1,644
KEP         Korea Electric Power Corporation (ADR)                       0.36%           71        23.30        1,654
MC          Matsushita Electric Industrial Co., Ltd. (ADR)               0.36%           89        18.64        1,659
NTT         Nippon Telegraph & Telephone Corporation (ADR)               0.36%           72        22.97        1,654
DCM         NTT DoCoMo, Inc. (ADR)                                       0.36%          117        14.16        1,657
REP         Repsol YPF, S.A.                                             0.36%           46        35.82        1,648
RDS/A       Royal Dutch Shell Plc (ADR)                                  0.36%           20        82.81        1,656
SNE         Sony Corporation (ADR)                                       0.36%           34        48.35        1,644
TI          Telecom Italia SpA (ADR)                                     0.36%           55        30.19        1,660
TM          Toyota Motor Corporation (ADR)                               0.35%           14       115.88        1,622
UBS         UBS AG                                                       0.36%           31        53.11        1,646


                        Schedule of Investments (cont'd.)

             Conservative Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

At the Opening of Business on the Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number    Market      Cost of
Ticker Symbol and                                                      of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares    per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
CLOSED-END FUNDS (40.00%):
ACG         AllianceBernstein Income Fund, Inc.                          1.60%            894       $8.22       $7,349
BHK         BlackRock Core Bond Trust                                    1.60%            594       12.36        7,342
EGF         BlackRock Enhanced Government Fund, Inc.                     1.60%            415       17.69        7,341
BNA         BlackRock Income Opportunity Trust                           1.60%            722       10.18        7,350
BKT         BlackRock Income Trust                                       1.60%          1,212        6.06        7,345
DUC         Duff & Phelps Utilities and Corporate Bond Trust Inc.        1.60%            695       10.57        7,346
ERC         Evergreen Multi-Sector Income Fund                           1.60%            450       16.33        7,348
HSM         Hyperion Strategic Mortgage Income Fund, Inc.                1.60%            673       10.92        7,349
JHS         John Hancock Income Securities Trust                         1.60%            528       13.90        7,339
HPI         John Hancock Preferred Income Fund                           1.60%            331       22.22        7,355
HPS         John Hancock Preferred Income Fund III                       1.60%            365       20.14        7,351
MCR         MFS Charter Income Trust                                     1.60%            873        8.41        7,342
MGF         MFS Government Markets Income Trust                          1.60%          1,075        6.83        7,342
CMK         MFS InterMarket Income Trust I                               1.60%            903        8.13        7,341
MIN         MFS Intermediate Income Trust                                1.60%          1,196        6.14        7,343
MMT         MFS Multimarket Income Trust                                 1.60%          1,253        5.86        7,343
MTS         Montgomery Street Income Securities, Inc.                    1.60%            436       16.85        7,347
PCM         PCM Fund Inc.                                                1.60%            665       11.04        7,342
PIM         Putnam Master Intermediate Income Trust                      1.60%          1,148        6.40        7,347
PPT         Putnam Premier Income Trust                                  1.60%          1,155        6.36        7,346
VBF         Van Kampen Bond Fund                                         1.60%            436       16.85        7,347
IMF         Western Asset Inflation Management Fund Inc.                 1.60%            461       15.92        7,339
WEA         Western Asset Premier Bond Fund                              1.60%            518       14.17        7,340
WIW         Western Asset/Claymore Inflation-Linked Opportunities &      1.60%            632       11.63        7,350
            Income Fund
WIA         Western Asset/Claymore Inflation-Linked Securities &         1.60%            635       11.56        7,341
            Income Fund
                                                                       _______                                ________
                 Total Investments                                     100.00%                                $459,001
                                                                       =======                                ========

___________

See "Notes to Schedules of Investments" on page 21.

                             Schedule of Investments

               Moderate Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number     Market      Cost of
Ticker Symbol and                                                      of Aggregate       of       Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares     per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
TARGET GROWTH STRATEGY STOCKS (36.00%):
MMM           3M Company                                                   1.20%           55      $ 93.39     $  5,136
ACL           Alcon, Inc. +                                                1.19%           35       145.85        5,105
AAPL          Apple Inc. *                                                 1.19%           33       154.50        5,099
BIIB          Biogen Idec Inc. *                                           1.21%           78        66.45        5,183
BA            The Boeing Company                                           1.20%           49       105.46        5,168
CAM           Cameron International Corp *                                 1.19%           54        94.83        5,121
XRAY          DENTSPLY International Inc.                                  1.20%          124        41.58        5,156
ESRX          Express Scripts, Inc. *                                      1.20%           95        54.43        5,171
FTI           FMC Technologies, Inc. *                                     1.20%           88        58.48        5,146
FWLT          Foster Wheeler Ltd. +*                                       1.20%           40       129.09        5,164
GRMN          Garmin Ltd. +                                                1.21%           43       121.14        5,209
IBM           International Business Machines Corporation                  1.21%           44       117.71        5,179
LRCX          Lam Research Corporation *                                   1.21%           98        52.86        5,180
CG            Loews Corp.-Carolina Group                                   1.19%           63        81.23        5,117
MA            MasterCard, Inc.                                             1.21%           35       148.00        5,180
MDR           McDermott International, Inc. +*                             1.20%           95        54.15        5,144
NOV           National-Oilwell Varco Inc. *                                1.20%           35       147.33        5,157
NE            Noble Corporation +                                          1.20%          104        49.66        5,165
NVDA          NVIDIA Corporation *                                         1.20%          140        36.78        5,149
OI            Owens-Illinois, Inc. *                                       1.20%          128        40.27        5,155
PEP           PepsiCo, Inc.                                                1.20%           71        72.62        5,156
POT           Potash Corporation of Saskatchewan Inc. +                    1.21%           50       104.02        5,201
PCP           Precision Castparts Corp.                                    1.20%           35       147.83        5,174
RIMM          Research in Motion Limited +*                                1.21%           52        99.86        5,193
SLB           Schlumberger Limited +                                       1.20%           49       105.03        5,146
PCU           Southern Copper Corporation                                  1.19%           41       125.17        5,132
TEX           Terex Corporation *                                          1.19%           57        89.89        5,124
RIG           Transocean Inc. +*                                           1.19%           45       113.81        5,121
WAT           Waters Corporation *                                         1.20%           76        67.95        5,164
WYNN          Wynn Resorts, Limited                                        1.20%           31       166.98        5,176

S&P TARGET SMID 60 STRATEGY STOCKS (31.97%):
ADPT          Adaptec, Inc. *                                              0.36%          400         3.82        1,528
AFG           American Financial Group, Inc.                               0.71%          106        28.93        3,067
ARW           Arrow Electronics, Inc. *                                    0.71%           71        42.98        3,052
ATO           Atmos Energy Corporation                                     0.36%           54        28.44        1,536
AVA           Avista Corporation                                           0.36%           75        20.40        1,530
BKH           Black Hills Corporation                                      0.71%           73        41.61        3,038
ELY           Callaway Golf Company                                        0.71%          191        15.99        3,054
CBR           CIBER, Inc. *                                                0.36%          195         7.85        1,531
COHR          Coherent, Inc. *                                             0.36%           50        30.74        1,537
CLP           Colonial Properties Trust                                    0.35%           44        34.50        1,518
CTS           CTS Corporation                                              0.36%          115        13.30        1,530
DSL           Downey Financial Corp.                                       0.35%           26        58.15        1,512


                        Schedule of Investments (cont'd.)

               Moderate Growth Portfolio, 4th Quarter 2007 Series
                                 FT 1522


At the Opening of Business on the Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number     Market      Cost of
Ticker Symbol and                                                      of Aggregate     of         Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares     per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
RE          Everest Re Group, Ltd. +                                     0.71%           28      $109.41      $ 3,063
FBP         First BanCorp. +                                             0.35%          154         9.90        1,525
FNFG        First Niagara Financial Group, Inc.                          0.71%          215        14.21        3,055
FED         FirstFed Financial Corp. *                                   0.35%           30        50.75        1,523
FST         Forest Oil Corporation *                                     0.71%           71        43.21        3,068
GKSR        G&K Services, Inc.                                           0.36%           38        40.29        1,531
GXP         Great Plains Energy Incorporated                             0.71%          105        29.10        3,056
THG         Hanover Insurance Group Inc.                                 0.71%           69        44.18        3,048
HCC         HCC Insurance Holdings, Inc.                                 0.71%          108        28.17        3,042
HW          Headwaters Incorporated *                                    0.36%          103        14.85        1,530
HMN         Horace Mann Educators Corporation                            0.71%          154        19.82        3,052
HTCH        Hutchinson Technology Incorporated *                         0.35%           61        24.90        1,519
IDA         IDACORP, Inc.                                                0.71%           91        33.42        3,041
JAKK        JAKKS Pacific, Inc. *                                        0.36%           60        25.41        1,525
KEM         KEMET Corporation *                                          0.71%          420         7.27        3,053
LEE         Lee Enterprises Incorporated                                 0.71%          200        15.26        3,052
MCY         Mercury General Corporation                                  0.72%           57        54.07        3,082
MLNM        Millennium Pharmaceuticals, Inc. *                           0.71%          301        10.16        3,058
NNN         National Retail Properties Inc.                              0.35%           62        24.56        1,523
NU          Northeast Utilities                                          0.71%          106        28.87        3,060
OSG         Overseas Shipholding Group, Inc.                             0.71%           39        78.08        3,045
CHUX        O'Charley's Inc.                                             0.36%          100        15.25        1,525
PLAB        Photronics, Inc. *                                           0.36%          133        11.51        1,531
PJC         Piper Jaffray Companies, Inc. *                              0.35%           28        54.22        1,518
PNM         PNM Resources Inc.                                           0.71%          131        23.39        3,064
PSD         Puget Energy, Inc.                                           0.71%          124        24.61        3,052
RHB         RehabCare Group, Inc. *                                      0.35%           85        17.90        1,521
RFMD        RF Micro Devices, Inc. *                                     0.71%          472         6.48        3,059
SCG         SCANA Corporation                                            0.71%           79        38.81        3,066
SCHS        School Specialty, Inc. *                                     0.36%           44        34.79        1,531
CKH         SEACOR Holdings Inc. *                                       0.35%           16        93.83        1,501
SRP         Sierra Pacific Resources                                     0.71%          193        15.82        3,053
SKYW        SkyWest, Inc.                                                0.35%           60        25.36        1,522
SAH         Sonic Automotive, Inc.                                       0.35%           62        24.47        1,517
SWX         Southwest Gas Corporation                                    0.35%           53        28.73        1,523
SSI         Stage Stores, Inc.                                           0.36%           83        18.48        1,534
SFY         Swift Energy Company *                                       0.35%           37        41.08        1,520
SNX         SYNNEX Corporation *                                         0.35%           73        20.81        1,519
TECD        Tech Data Corporation *                                      0.71%           76        40.31        3,064
THS         TreeHouse Foods, Inc. *                                      0.36%           55        28.00        1,540
TQNT        TriQuint Semiconductor, Inc. *                               0.71%          629         4.86        3,057
UFCS        United Fire & Casualty Company                               0.36%           39        39.34        1,534
UTR         Unitrin, Inc.                                                0.71%           62        49.29        3,056
VSH         Vishay Intertechnology, Inc. *                               0.71%          231        13.26        3,063
VOL         Volt Information Sciences, Inc. *                            0.36%           86        17.73        1,525
BER         W.R. Berkley Corporation                                     0.71%          103        29.58        3,047
WR          Westar Energy, Inc.                                          0.71%          122        25.11        3,063
WGL         WGL Holdings Inc.                                            0.71%           89        34.40        3,062

                        Schedule of Investments (cont'd.)

               Moderate Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number    Market      Cost of
Ticker Symbol and                                                      of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares    per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
NYSE(R) INTERNATIONAL TARGET 25 STRATEGY STOCKS (12.03%) +:
AEG         Aegon N.V.                                                   0.48%          108       $19.05     $ 2,057
AZ          Allianz AG (ADR)                                             0.48%           89        23.22        2,067
AIB         Allied Irish Banks Plc (ADR)                                 0.48%           43        47.66        2,049
BCS         Barclays Plc (ADR)                                           0.48%           42        49.23        2,068
CHU         China Unicom Ltd. (ADR)                                      0.48%           98        21.03        2,061
CS          Credit Suisse Group (ADR)                                    0.48%           31        65.97        2,045
DAI         DaimlerChrysler AG                                           0.49%           21        99.54        2,090
DB          Deutsche Bank AG                                             0.48%           16       128.45        2,055
DT          Deutsche Telekom AG (ADR)                                    0.48%          106        19.46        2,063
ECA         EnCana Corp.                                                 0.49%           34        61.34        2,086
E           Eni SpA (ADR)                                                0.48%           28        74.11        2,075
FTE         France Telecom S.A. (ADR)                                    0.48%           62        33.10        2,052
HMC         Honda Motor Co., Ltd. (ADR)                                  0.48%           62        33.39        2,070
ING         ING Groep N.V. (ADR)                                         0.48%           47        44.04        2,070
KB          Kookmin Bank (ADR)                                           0.48%           25        82.20        2,055
KEP         Korea Electric Power Corporation (ADR)                       0.48%           88        23.30        2,050
MC          Matsushita Electric Industrial Co., Ltd. (ADR)               0.48%          111        18.64        2,069
NTT         Nippon Telegraph & Telephone Corporation (ADR)               0.48%           90        22.97        2,067
DCM         NTT DoCoMo, Inc. (ADR)                                       0.48%          146        14.16        2,067
REP         Repsol YPF, S.A.                                             0.48%           58        35.82        2,078
RDS/A       Royal Dutch Shell Plc (ADR)                                  0.48%           25        82.81        2,070
SNE         Sony Corporation (ADR)                                       0.48%           43        48.35        2,079
TI          Telecom Italia SpA (ADR)                                     0.48%           68        30.19        2,053
TM          Toyota Motor Corporation (ADR)                               0.49%           18       115.88        2,086
UBS         UBS AG                                                       0.48%           39        53.11        2,071

                        Schedule of Investments (cont'd.)

               Moderate Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

     At the Opening of Business on the Initial Date of Deposit-September 28,
                                      2007

                                                                        Percentage      Number    Market      Cost of
Ticker Symbol and                                                       of Aggregate    of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                  Offering Price  Shares    per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
CLOSED-END FUNDS (20.00%):
ACG         AllianceBernstein Income Fund, Inc.                          0.80%          418       $  8.22     $  3,436
BHK         BlackRock Core Bond Trust                                    0.80%          278         12.36        3,436
EGF         BlackRock Enhanced Government Fund, Inc.                     0.80%          194         17.69        3,432
BNA         BlackRock Income Opportunity Trust                           0.80%          338         10.18        3,441
BKT         BlackRock Income Trust                                       0.80%          567          6.06        3,436
DUC         Duff & Phelps Utilities and Corporate Bond Trust Inc.        0.80%          325         10.57        3,435
ERC         Evergreen Multi-Sector Income Fund                           0.80%          211         16.33        3,446
HSM         Hyperion Strategic Mortgage Income Fund, Inc.                0.80%          315         10.92        3,440
JHS         John Hancock Income Securities Trust                         0.80%          247         13.90        3,433
HPI         John Hancock Preferred Income Fund                           0.80%          155         22.22        3,444
HPS         John Hancock Preferred Income Fund III                       0.80%          171         20.14        3,444
MCR         MFS Charter Income Trust                                     0.80%          409          8.41        3,440
MGF         MFS Government Markets Income Trust                          0.80%          503          6.83        3,435
CMK         MFS InterMarket Income Trust I                               0.80%          423          8.13        3,439
MIN         MFS Intermediate Income Trust                                0.80%          560          6.14        3,438
MMT         MFS Multimarket Income Trust                                 0.80%          587          5.86        3,440
MTS         Montgomery Street Income Securities, Inc.                    0.80%          204         16.85        3,437
PCM         PCM Fund Inc.                                                0.80%          311         11.04        3,433
PIM         Putnam Master Intermediate Income Trust                      0.80%          537          6.40        3,437
PPT         Putnam Premier Income Trust                                  0.80%          541          6.36        3,441
VBF         Van Kampen Bond Fund                                         0.80%          204         16.85        3,437
IMF         Western Asset Inflation Management Fund Inc.                 0.80%          216         15.92        3,439
WEA         Western Asset Premier Bond Fund                              0.80%          243         14.17        3,443
WIW         Western Asset/Claymore Inflation-Linked Opportunities &      0.80%          296         11.63        3,442
            Income Fund
WIA         Western Asset/Claymore Inflation-Linked Securities &         0.80%          297         11.56        3,433
            Income Fund
                                                                        _____                                    _____
                 Total Investments                                     100.00%                                $429,732
                                                                       ======                                 ========

See "Notes to Schedules of Investments" on page 21.

                             Schedule of Investments

           Target Long-Term Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                         Percentage       Number    Market      Cost of
Ticker Symbol and                                                        of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                   Offering Price   Shares    per Share   the Trust (2)
_______________________________                                          ____________     ______    _________   ____________
TARGET GROWTH STRATEGY STOCKS (45.02%):
MMM           3M Company                                                   1.49%            71     $ 93.39       $6,631
ACL           Alcon, Inc. +                                                1.51%            46      145.85        6,709
AAPL          Apple Inc. *                                                 1.50%            43      154.50        6,644
BIIB          Biogen Idec Inc. *                                           1.50%           100       66.45        6,645
BA            The Boeing Company                                           1.50%            63      105.46        6,644
CAM           Cameron International Corp *                                 1.50%            70       94.83        6,638
XRAY          DENTSPLY International Inc.                                  1.50%           160       41.58        6,653
ESRX          Express Scripts, Inc. *                                      1.50%           122       54.43        6,641
FTI           FMC Technologies, Inc. *                                     1.50%           114       58.48        6,667
FWLT          Foster Wheeler Ltd. +*                                       1.51%            52      129.09        6,713
GRMN          Garmin Ltd. +                                                1.50%            55      121.14        6,663
IBM           International Business Machines Corporation                  1.51%            57      117.71        6,710
LRCX          Lam Research Corporation *                                   1.50%           126       52.86        6,660
CG            Loews Corp.-Carolina Group                                   1.50%            82       81.23        6,661
MA            MasterCard, Inc.                                             1.50%            45      148.00        6,660
MDR           McDermott International, Inc. +*                             1.50%           123       54.15        6,660
NOV           National-Oilwell Varco Inc. *                                1.49%            45      147.33        6,630
NE            Noble Corporation +                                          1.50%           134       49.66        6,654
NVDA          NVIDIA Corporation *                                         1.50%           181       36.78        6,657
OI            Owens-Illinois, Inc. *                                       1.50%           165       40.27        6,645
PEP           PepsiCo, Inc.                                                1.51%            92       72.62        6,681
POT           Potash Corporation of Saskatchewan Inc. +                    1.50%            64      104.02        6,657
PCP           Precision Castparts Corp.                                    1.50%            45      147.83        6,652
RIMM          Research in Motion Limited +*                                1.51%            67       99.86        6,691
SLB           Schlumberger Limited +                                       1.49%            63      105.03        6,617
PCU           Southern Copper Corporation                                  1.50%            53      125.17        6,634
TEX           Terex Corporation *                                          1.50%            74       89.89        6,652
RIG           Transocean Inc. +*                                           1.49%            58      113.81        6,601
WAT           Waters Corporation *                                         1.50%            98       67.95        6,659
WYNN          Wynn Resorts, Limited                                        1.51%            40      166.98        6,679

S&P TARGET SMID 60 STRATEGY STOCKS (39.99%):
ADPT          Adaptec, Inc. *                                              0.44%           516        3.82        1,971
AFG           American Financial Group, Inc.                               0.89%           136       28.93        3,935
ARW           Arrow Electronics, Inc. *                                    0.89%            92       42.98        3,954
ATO           Atmos Energy Corporation                                     0.44%            69       28.44        1,962
AVA           Avista Corporation                                           0.45%            97       20.40        1,979
BKH           Black Hills Corporation                                      0.89%            95       41.61        3,953
ELY           Callaway Golf Company                                        0.89%           247       15.99        3,950
CBR           CIBER, Inc. *                                                0.44%           251        7.85        1,970
COHR          Coherent, Inc. *                                             0.44%            64       30.74        1,967
CLP           Colonial Properties Trust                                    0.44%            57       34.50        1,967
CTS           CTS Corporation                                              0.44%           148       13.30        1,968
DSL           Downey Financial Corp.                                       0.45%            34       58.15        1,977


                        Schedule of Investments (cont'd.)

           Target Long-Term Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

At the Opening of Business on the Initial Date of Deposit-September 28, 2007


                                                                       Percentage       Number     Market     Cost of
Ticker Symbol and                                                      of Aggregate     of         Value      Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares     per Share  the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
TARGET SMID 60 STRATEGY STOCKS (CONT'D.)
RE          Everest Re Group, Ltd. +                                     0.89%            36      $109.41     $  3,939
FBP         First BanCorp. +                                             0.44%           199         9.90        1,970
FNFG        First Niagara Financial Group, Inc.                          0.89%           278        14.21        3,950
FED         FirstFed Financial Corp. *                                   0.45%            39        50.75        1,979
FST         Forest Oil Corporation *                                     0.89%            91        43.21        3,932
GKSR        G&K Services, Inc.                                           0.44%            49        40.29        1,974
GXP         Great Plains Energy Incorporated                             0.89%           136        29.10        3,958
THG         Hanover Insurance Group Inc.                                 0.89%            89        44.18        3,932
HCC         HCC Insurance Holdings, Inc.                                 0.89%           140        28.17        3,944
HW          Headwaters Incorporated *                                    0.44%           133        14.85        1,975
HMN         Horace Mann Educators Corporation                            0.89%           199        19.82        3,944
HTCH        Hutchinson Technology Incorporated *                         0.44%            79        24.90        1,967
IDA         IDACORP, Inc.                                                0.89%           118        33.42        3,944
JAKK        JAKKS Pacific, Inc. *                                        0.45%            78        25.41        1,982
KEM         KEMET Corporation *                                          0.89%           542         7.27        3,940
LEE         Lee Enterprises Incorporated                                 0.89%           258        15.26        3,937
MCY         Mercury General Corporation                                  0.89%            73        54.07        3,947
MLNM        Millennium Pharmaceuticals, Inc. *                           0.89%           388        10.16        3,942
NNN         National Retail Properties Inc.                              0.44%            80        24.56        1,965
NU          Northeast Utilities                                          0.89%           137        28.87        3,955
OSG         Overseas Shipholding Group, Inc.                             0.88%            50        78.08        3,904
CHUX        O'Charley's Inc.                                             0.44%           129        15.25        1,967
PLAB        Photronics, Inc. *                                           0.44%           171        11.51        1,968
PJC         Piper Jaffray Companies, Inc. *                              0.44%            36        54.22        1,952
PNM         PNM Resources Inc.                                           0.89%           169        23.39        3,953
PSD         Puget Energy, Inc.                                           0.89%           160        24.61        3,938
RHB         RehabCare Group, Inc. *                                      0.44%           110        17.90        1,969
RFMD        RF Micro Devices, Inc. *                                     0.89%           609         6.48        3,946
SCG         SCANA Corporation                                            0.89%           102        38.81        3,959
SCHS        School Specialty, Inc. *                                     0.45%            57        34.79        1,983
CKH         SEACOR Holdings Inc. *                                       0.44%            21        93.83        1,970
SRP         Sierra Pacific Resources                                     0.89%           249        15.82        3,939
SKYW        SkyWest, Inc.                                                0.45%            78        25.36        1,978
SAH         Sonic Automotive, Inc.                                       0.45%            81        24.47        1,982
SWX         Southwest Gas Corporation                                    0.45%            69        28.73        1,982
SSI         Stage Stores, Inc.                                           0.45%           107        18.48        1,977
SFY         Swift Energy Company *                                       0.44%            48        41.08        1,972
SNX         SYNNEX Corporation *                                         0.45%            95        20.81        1,977
TECD        Tech Data Corporation *                                      0.89%            98        40.31        3,950
THS         TreeHouse Foods, Inc. *                                      0.44%            70        28.00        1,960
TQNT        TriQuint Semiconductor, Inc. *                               0.89%           811         4.86        3,942
UFCS        United Fire & Casualty Company                               0.44%            50        39.34        1,967
UTR         Unitrin, Inc.                                                0.89%            80        49.29        3,943
VSH         Vishay Intertechnology, Inc. *                               0.89%           297        13.26        3,938
VOL         Volt Information Sciences, Inc. *                            0.44%           111        17.73        1,968
BER         W.R. Berkley Corporation                                     0.89%           133        29.58        3,934
WR          Westar Energy, Inc.                                          0.89%           157        25.11        3,942
WGL         WGL Holdings Inc.                                            0.89%           115        34.40        3,956

                        Schedule of Investments (cont'd.)

           Target Long-Term Growth Portfolio, 4th Quarter 2007 Series
                                     FT 1522

                        At the Opening of Business on the
                   Initial Date of Deposit-September 28, 2007

                                                                       Percentage       Number    Market      Cost of
Ticker Symbol and                                                      of Aggregate     of        Value       Securities to
Name of Issuer of Securities (1)(3)(4)                                 Offering Price   Shares    per Share   the Trust (2)
_______________________________                                        ____________     ______    _________   ____________
NYSE(R) INTERNATIONAL TARGET 25 STRATEGY STOCKS (14.99%) +:
AEG         Aegon N.V.                                                   0.60%           140      $19.05     $  2,667
AZ          Allianz AG (ADR)                                             0.60%           115       23.22        2,670
AIB         Allied Irish Banks Plc (ADR)                                 0.60%            56       47.66        2,669
BCS         Barclays Plc (ADR)                                           0.60%            54       49.23        2,658
CHU         China Unicom Ltd. (ADR)                                      0.60%           127       21.03        2,671
CS          Credit Suisse Group (ADR)                                    0.59%            40       65.97        2,639
DAI         DaimlerChrysler AG                                           0.61%            27       99.54        2,688
DB          Deutsche Bank AG                                             0.61%            21      128.45        2,697
DT          Deutsche Telekom AG (ADR)                                    0.60%           137       19.46        2,666
ECA         EnCana Corp.                                                 0.59%            43       61.34        2,638
E           Eni SpA (ADR)                                                0.60%            36       74.11        2,668
FTE         France Telecom S.A. (ADR)                                    0.60%            80       33.10        2,648
HMC         Honda Motor Co., Ltd. (ADR)                                  0.60%            80       33.39        2,671
ING         ING Groep N.V. (ADR)                                         0.60%            60       44.04        2,642
KB          Kookmin Bank (ADR)                                           0.59%            32       82.20        2,630
KEP         Korea Electric Power Corporation (ADR)                       0.60%           114       23.30        2,656
MC          Matsushita Electric Industrial Co., Ltd. (ADR)               0.60%           143       18.64        2,666
NTT         Nippon Telegraph & Telephone Corporation (ADR)               0.60%           116       22.97        2,665
DCM         NTT DoCoMo, Inc. (ADR)                                       0.60%           188       14.16        2,662
REP         Repsol YPF, S.A.                                             0.60%            74       35.82        2,651
RDS/A       Royal Dutch Shell Plc (ADR)                                  0.60%            32       82.81        2,650
SNE         Sony Corporation (ADR)                                       0.60%            55       48.35        2,659
TI          Telecom Italia SpA (ADR)                                     0.60%            88       30.19        2,657
TM          Toyota Motor Corporation (ADR)                               0.60%            23      115.88        2,665
UBS         UBS AG                                                       0.60%            50       53.11        2,656
                                                                       _______                                _______
                 Total Investments                                     100.00%                               $443,662
                                                                       =======                                =======

___________

See "Notes to Schedules of Investments" on page 21.

Page 20


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on September 28, 2007. Such purchase contracts are expected to settle within three business days.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of the over-the-counter traded Securities at the Evaluation Time on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. The cost of the Securities to the Sponsor and the Sponsor's profit or loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

                                                                 Cost of
                                                                 Securities    Profit
                                                                 to Sponsor    (Loss)
                                                                 __________    _______
Conservative Growth Portfolio, 4th Quarter 2007 Series           $460,458      $(1,457)
Moderate Growth Portfolio, 4th Quarter 2007 Series               430,887        (1,155)
Target Long-Term Growth Portfolio, 4th Quarter 2007 Series       444,638          (976)

(3) Common stocks of companies headquartered outside the United States comprise the percentage of investments of each Trust as indicated:
Conservative Growth Portfolio, 4th Quarter 2007 Series,17.85%;
Moderate Growth Portfolio, 4th Quarter 2007 Series, 23.90%; and
Target Long-Term Growth Portfolio, 4th Quarter 2007 Series, 29.83%.

(4) Securities of companies in the following sectors comprise the percentage of the investments of the Trusts as indicated:

Conservative Growth Portfolio, 4th Quarter 2007 Series:
Consumer-Discretionary, 5.75%; Consumer-Staples, 2.07; Energy, 8.43; Financial Services, 10.81%; Health Care, 5.28%; Industrials, 6.46%; Information Technology, 9.58%; Materials, 2.98%; Telecommunications Services, 2.16%; Utilities, 6.48%

Moderate Growth Portfolio, 4th Quarter 2007 Series:
Consumer-Discretionary, 7.68; Consumer-Staples, 2.75%; Energy, 11.23%; Financial Services, 14.39%; Health Care, 7.06%; Industrials, 8.62%; Information Technology, 12.78%; Materials, 3.96%; Telecommunications Services, 2.88%; Utilities, 8.65

Target Long-Term Growth Portfolio, 4th Quarter 2007 Series:
Consumer-Discretionary, 9.59%; Consumer-Staples, 3.45%; Energy, 14.01%; Financial Services, 18.00%; Health Care, 8.84%; Industrials, 10.78%; Information Technology, 15.95%; Materials, 4.94%; Telecommunications Services, 3.60%; Utilities, 10.84%

+ Each Security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt ("ADR") on a U.S. national securities exchange.

* This Security has not paid a cash dividend in the 12 months prior to the Initial Date of Deposit.

                       The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 1522, consists of three separate portfolios set forth below:

- Cons. Growth 4Q `07 - Term 12/31/08
(Conservative Growth Portfolio, 4th Quarter 2007 Series)
- Moderate Growth 4Q `07 - Term 12/31/08
(Moderate Growth Portfolio, 4th Quarter 2007 Series)
- Target Long-Term Growth 4Q `07 - Term 12/31/08
(Target Long-Term Growth Portfolio, 4th Quarter 2007 Series)

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York as Trustee, FTP Services LLC ("FTPS") as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE SPONSOR AT 1-800-621-1675, EXT. 1.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of either Common Stocks or Common Stocks and Closed-End Funds with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit or the equivalent) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), adjusted to reflect the sale, redemption or liquidation of any of the Securities or any stock split or a merger or other similar event affecting the issuer of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended (the "1940 Act").

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                        Portfolios

Objectives.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide the potential for an above-average total return. While the Trusts seek to provide the potential for above-average total return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

What is Asset Allocation?

Asset allocation is the process of developing a diversified investment portfolio by combining different assets in varying proportions. The asset allocation decision is one of the most important decisions you will make as an investor. Studies have found that an asset allocation policy is the number one factor in determining both the return and the risk of an investment portfolio. [The study, "Determinants of Portfolio Performance," by Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, was published in the July/August 1986 edition of the "Financial Analysts Journal." This study was updated by Brinson, Brian
D. Singer, and Beebower in the May/June 1991 edition of the Financial Analysts Journal. The update analyzed quarterly data from 82 large U.S. pension plans over the period 1977-1987.]

                         CONSERVATIVE GROWTH PORTFOLIO

The composition of the Conservative Growth Portfolio on the Initial Date of Deposit is as follows:

- Approximately 27% common stocks which comprise the Target Growth Strategy, formerly known as Target Large-Cap Strategy;

- Approximately 24% common stocks which comprise the S&P Target SMid 60
Strategy;

- Approximately 9% common stocks which comprise the NYSE(R)
International Target 25 Strategy; and

- Approximately 40% Investment-Grade Closed-End Funds.

TARGET GROWTH STRATEGY.

The Target Growth Strategy invests in stocks with large market capitalizations which have recently exhibited certain positive financial attributes. The Target Growth Strategy stocks are determined as follows:

Step 1:We begin with all stocks traded on a U.S. exchange as of two business days prior to the date of this prospectus and screen for the following:

-Minimum market capitalization of $6 billion;

- Minimum three month average daily trading volume of $5 million; and

- Minimum stock price of $5.

Step 2:We eliminate REITs, American Depositary Receipts, Registered Investment Companies and Limited Partnerships.

Step 3:We select only those stocks with positive one year sales growth.

Step 4:We rank the remaining stocks on three factors:

- Sustainable growth rate;

- Change in return on assets; and

- Recent price appreciation.

Step 5:We purchase an approximately equally-weighted portfolio of the 30 stocks with the highest combined ranking on the three factors, subject to a maximum of six stocks from any one of the ten major market sectors.

S&P TARGET SMID 60 STRATEGY.

This small and mid-capitalization strategy is designed to identify stocks with improving fundamental performance and sentiment. The strategy focuses on small and mid-size companies because we believe they are more likely to be in an earlier stage of their economic life cycle than mature large-cap companies. In addition, the ability to take advantage of share price discrepancies is likely to be greater with smaller stocks than with more widely followed large-cap stocks. The S&P Target SMid 60 Strategy stocks are determined as follows:

Step 1: We begin with the stocks that comprise the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600") as of two business days prior to the date of this prospectus.

Step 2: We rank the stocks in each index by price to book value and select the best quartile from each index-100 stocks from the S&P MidCap 400 and 150 stocks from the S&P SmallCap 600 with the lowest, but positive, price to book ratio.

Step 3: We rank each remaining stock on three factors:

- Price to cash flow;

- 12-month change in return on assets;

- 3-month price appreciation.

Step 4: We eliminate any stock with a market capitalization of less than $250 million and with average daily trading volume of less than $250,000.

Step 5: The 30 stocks from each index with the highest combined ranking on the three factors set forth in Step 3 are selected for the portfolio.

Step 6: The stocks selected from the S&P MidCap 400 are given approximately twice the weight of the stocks selected from the S&P SmallCap 600.


NYSE (R) INTERNATIONAL TARGET 25 STRATEGY.

Incorporating international investments into an overall portfolio can offer benefits such as diversification, reduced volatility and the potential for enhanced performance. The NYSE (R) International Target 25 Strategy provides investors with a way to strategically invest in foreign companies. The NYSE (R) International Target 25 Strategy stocks are determined as follows:

Step 1:We begin with the stocks that comprise the NYSE International 100 Index(sm) as of two business days prior to the date of this prospectus. The Index consists of the 100 largest non-U.S. stocks trading on the New York Stock Exchange.

Step 2:We screen for liquidity by eliminating companies with average daily trading volume below $300,000 for the prior three months.

Step 3:We rank each remaining stock on two factors:

Factor 1:   Price to book

Factor 2:   Price to cash flow

Lower, but positive, price to book and price to cash flow ratios are generally used as an indication of value.

Step 4:We purchase an approximately equally-weighted portfolio of the 25 stocks with the best overall ranking on the two factors.


                           MODERATE GROWTH PORTFOLIO

The composition of the Moderate Growth Portfolio on the Initial Date of Deposit is as follows:

- Approximately 36% common stocks which comprise the Target Growth
Strategy;

- Approximately 32% common stocks which comprise the S&P Target SMid 60
Strategy;

- Approximately 12% common stocks which comprise the NYSE(R)
International Target 25 Strategy; and

- Approximately 20% Investment-Grade Closed-End Funds.

The Securities which comprise these Strategy portions of the Trust were chosen by applying the same selection criteria set forth above under the captions "Target Growth Strategy," "S&P Target SMid 60 Strategy" and "NYSE (R) International Target 25 Strategy," respectively.


                       TARGET LONG-TERM GROWTH PORTFOLIO

The composition of the Target Long-Term Growth Portfolio on the Initial Date of Deposit is as follows:

- Approximately 45% common stocks which comprise the Target Growth
Strategy;

- Approximately 40% common stocks which comprise the S&P Target SMid 60 Strategy; and

- Approximately 15% common stocks which comprise the NYSE(R)
International Target 25 Strategy;

The Securities which comprise these Strategy portions of the Trust were chosen by applying the same selection criteria set forth above under the captions "Target Growth Strategy," "S&P Target SMid 60 Strategy" and "NYSE (R) International Target 25 Strategy. "

Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. In addition, companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of the date of this prospectus have been excluded from the universe of securities from which each Trust's Securities are selected.

Companies which, on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the universe of securities from which each Trust's Securities are selected.

From time to time in the prospectus or in marketing materials we may identify a portfolio's style and capitalization characteristics to describe a trust. These characteristics are designed to help you better understand how a Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth stocks are those with high relative price-to-book ratios while value stocks are those with low relative price-to-book ratios. At least 65% of the stocks in a trust on the trust's initial date of deposit must fall into either the growth or value category for a trust itself to receive the designation. Trusts that do not meet this criteria are designated as blend trusts. Both the weighted average market capitalization of a trust and at least half of the Securities in a trust must fall into the following ranges to determine its market capitalization designation: Small-Cap-less than $2.5 billion; Mid-Cap- $2.5 billion to $10 billion; Large-Cap-over $10 billion. Trusts, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

"S&P(R)," "S&P 500(R)," "S&P MidCap 400," "S&P SmallCap 600" and
"Standard & Poor's(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Trusts. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

"NYSE" is a registered trademark of, and "NYSE International 100 Index(sm)" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by First Trust Portfolios L.P. The "NYSE International Target 25 Strategy," based on the NYSE International 100 Index(sm) (the "Index") and a component Strategy of each of the Trusts, is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such product.

The publishers of the S&P 500 Index, S&P 1000 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index and the NYSE International 100 Index(sm) are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

                       Risk Factors

Price Volatility. The Trusts invest in either Common Stocks or Common Stocks and Closed-End Funds. The value of a Trust's Units will fluctuate with changes in the value of these Securities.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 15-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small-Cap Companies. Certain of the Securities in certain Trusts are issued by companies with market capitalizations of less than $2.5 billion. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.

Distributions. As stated under "Summary of Essential Information," the Trusts will generally make monthly distributions of income. The Closed-End Funds held by the Conservative Growth Portfolio and the Moderate Growth Portfolio make distributions on a monthly or quarterly basis. As a result of changing interest rates, refundings, sales or defaults on the underlying bonds held by the Closed-End Funds, and other factors, there is no guarantee that distributions will either remain at current levels or increase over time. There is also no guarantee that the issuers of the Common Stocks will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Strategy. Please note that we applied the strategy or strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's strategy. Because the Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.

Common Stocks. Common stocks represent a proportional share of ownership in a company. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the market volatility recently exhibited, or when political or economic events affecting the issuers occur. Common stock prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Closed-End Funds. Closed-end funds are actively managed investment companies which invest in various types of securities. Closed-end funds issue shares of common stock that are traded on a securities exchange. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change.

Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain of the Closed-End Funds included in the Conservative Growth Portfolio and the Moderate Growth Portfolio may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

Investment-Grade Securities. All of the Closed-End Funds in the Conservative Growth Portfolio and the Moderate Growth Portfolio invest in investment grade securities. The value of these securities will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.


Real Estate Investment Trusts ("REITs"). Certain of the Securities in the Target Focus Four Portfolio are issued by a REIT. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Loews Corp.-Carolina Group, or any of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. Certain of the Securities in the Trusts are, or contain, securities issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.

           Hypothetical Performance Information

The following tables compare hypothetical performance information for the strategies employed by the Target Long-Term Growth Portfolio and the S&P 500 Index in each of the full years listed below (and as of the most recent month).

These hypothetical returns should not be used to predict future performance of the Trust. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions paid by the Trust on the purchase of Securities or taxes incurred by you.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trust begins and ends on various dates.

- The Trust has a maturity longer than one year.

- The Trust may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

You should note that the Trust is not designed to parallel movements in any index and it is not expected that they will do so. In fact, the Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that the Trust will outperform its respective index over the life of the Trust or over consecutive rollover periods, if available.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

         COMPARISON OF TOTAL RETURN(2)
   (Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

            Hypothetical
            Strategy Total        Index Total
            Returns(1)            Returns
            --------------        -----------
            Target
            Long-Term Growth      S&P 500
YEAR        Strategy               Index
----        ----------------      -----------
1996         19.57%                22.94%
1997         39.10%                33.35%
1998         20.79%                28.58%
1999         34.50%                21.04%
2000         11.07%                -9.10%
2001          8.92%               -11.88%
2002        -10.02%               -22.09%
2003         39.57%                28.67%
2004         20.59%                10.87%
2005         11.06%                 4.91%
2006         19.79%                15.78%
2007         11.31%                 9.13%
(thru 9/28)

____________________
(1)The Strategy stocks for a given year consist of the common stocks selected by applying the Strategy as of the beginning of the period (and not the date the Trust actually sells Units).

(2)Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested monthly. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by the Trust in acquiring Securities or any taxes incurred by investors. Based on the year-by-year returns contained in the table, over the full years listed above, the Target Long-Term Growth Strategy achieved an average annual total return of 18.69%. In addition, over these periods, the Target Long-Term Growth Strategy achieved a greater average annual total return than that of its corresponding index, the S&P 500 Index which was 9.66%.

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The maximum sales charge (which combines an initial upfront sales charge, a deferred sales charge and the creation and development fee).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust's statement of net assets, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will ultimately be charged to a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is generally $1,000 worth of Units ($500 if you are purchasing Units for your Individual
Retirement Account or any other qualified retirement plan), but such amounts may vary depending on your selling firm.

Maximum Sales Charge.

The maximum sales charge is comprised of a transactional sales charge and a creation and development fee. After the initial offering period the maximum sales charge will be reduced by 0.50%, to reflect the amount of the previously charged creation and development fee.

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component.

Initial Sales Charge. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.95% of the Public Offering Price and the sum of the maximum remaining deferred sales charge and creation and development fee (initially $.195 per Unit). This initial sales charge is equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge and creation and development fee payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, three monthly deferred sales charges of approximately $.0484 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from January 18, 2008 through March 20, 2008. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.45% of the Public Offering Price.

Creation and Development Fee.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the creation and development fee will not change, but the creation and development fee on a percentage basis will be more than 0.50% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum sales charge is reduced, as follows:

                             Your maximum     Dealer
If you invest                sales charge     concession
(in thousands):*             will be:         will be:
________________             ___________      __________
$50 but less than $100       2.70%            2.00%
$100 but less than $250      2.45%            1.75%
$250 but less than $500      2.20%            1.50%
$500 but less than $1,000    1.95%            1.25%
$1,000 or more               1.40%            0.75%

*The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trust with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge.

You may use your Rollover proceeds from a previous series of a Trust, termination proceeds from other unit investment trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of a Trust during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the maximum sales charge will be limited to 1.40% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds. In order to be eligible for this reduced sales charge program, the termination or redemption proceeds used to purchase Units must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, this program will only be available for investors that utilize the same broker/dealer (or a different broker/dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker/dealer to evidence your eligibility for this reduced sales charge program.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units in the primary market. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies and dealers may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in the Trust will be determined as follows: if the Securities are listed on a securities exchange or The NASDAQ Stock Market(R), their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation, as may be the case with certain foreign Securities listed on a foreign securities exchange). For purposes of valuing Securities traded on The NASDAQ Stock Market(R), closing sale price shall mean the NASDAQ(R) Official Closing Price ("NOCP") as determined by The Nasdaq Stock Market, Inc. However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable or, if available but determined by the Evaluator to not be appropriate, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of

Units of the Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit, subject to the reduced concession applicable to volume purchases as set forth in "Public Offering-Discounts for Certain Persons." However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.75% for purchases of $1,000,000 or more).

Eligible dealer firms and other selling agents who, during the previous consecutive 12-month period through the end of the most recent month, sold primary market units of unit investment trusts sponsored by us in the dollar amounts shown below will be entitled to the following additional sales concession on primary market sales during the current month of units of unit investment trusts sponsored by us:

Total sales                               Additional
(in millions)                             Concession
_____________________                     ___________
$25 but less than $100                    0.050%
$100 but less than $150                   0.075%
$150 but less than $250                   0.100%
$250 but less than $500                   0.115%
$500 or more                              0.125%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to a transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of these Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary's personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor's products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing trading or purchasing trading systems to process Unit trades. Payments of such additional compensation described in this and the preceding paragraph, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including the Trusts, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

                   The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit for each Trust less any reduction as stated in "Public Offering." We will also receive the amount of any collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                   The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                   How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                   Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts, and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. A Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to the Trusts with respect to the Trust's FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of $.050 per Unit outstanding at the end of the initial offering period. The Trustee will deduct this amount from a Trust's assets as of the close of the initial offering period. We do not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from your proceeds if you sell or redeem your Units before the end of the initial offering period.

In addition to a Trust's operating expenses and those fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Standard & Poor's and the NYSE.

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and closed-end funds and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                        Tax Status

Federal Tax Matters.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Assets of the Trusts.

The Trusts are expected to hold one or more of the following (i) stock in domestic and foreign corporations (the "Stocks"); (ii)equity interests (the "REIT Shares") in real estate investment trusts ("REITs") that constitute interests in entities treated as real estate investment trusts for federal income tax purposes; and (iii)shares of Closed-End Funds (the
"RIC Shares") qualifying as regulated investment companies ("RICs"). It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

Trust Status.

If the Trusts are at all times operated in accordance with the documents establishing the Trusts and certain requirements of federal income tax law are met, the Trusts will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, or with respect to REIT shares that represent a return of capital,as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations. Capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. In the case of capital gains dividends, the determination of which portion of the capital gains dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury.

Dividends from Stocks.

Certain dividends received with respect to the Stocks may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of dividends at capital gains rates generally apply to taxable years beginning before January 1, 2011.

Dividends from REIT Shares.

     Some dividends on the REIT Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. If you hold a Unit for six months or less or if your Trust holds a REIT Share for six months or less, any loss incurred by you related to the disposition of such REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such REIT Share. Distributions of income or capital gains declared on the REIT Shares in October, November or December will be deemed to have been paid to you on

December 31 of the year they are declared, even when paid by the REIT during the following January. Other dividends on the REIT Shares will generally be taxable to you as ordinary income, although in limited circumstances, some of the ordinary income dividends from a REIT may also qualify to be taxed at the same rates that apply to net capital gains (as discussed above), provided certain holding period requirements are satisfied. These special rules relating to the taxation of ordinary income dividends from real estate investment trusts generally apply to taxable years beginning before January 1, 2011.

Dividends from RIC Shares.

Some dividends on the RIC Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. Other dividends on the RIC Shares will generally be taxable to you as ordinary income. Certain ordinary income dividends from a RIC may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the RIC itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. RICs are required to provide notice to their shareholders of the amount of any distribution that may be taken into account as a dividend that is eligible for the capital gains tax rates. If you hold a Unit for six months or less or if the Trust holds a RIC Share for six months or less, any loss incurred by you related to the disposition of such RIC Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such RIC Share. Distributions of income or capital gains declared on the RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the RIC during the following January.

Dividends Received Deduction.

A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from most foreign corporations, from REITS or from RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction.

Rollovers.

If you elect to be a Rollover Unit holder and have your proceeds from your Trust rolled over into a future series of such Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions.

Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units at any time prior to 30 business days before your Trust's Mandatory Termination Date. However, this ability to request an In-Kind Distribution will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by a Trust. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by nonresident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes and you may be entitled to a credit or deduction for such taxes.

Some distributions by certain Trusts may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

If any U.S. investor is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If you own 10% or more of a CFC (through a Trust and in combination with your other investments) you will be required to include certain types of the CFC's income in your taxable income for federal income tax purposes whether or not such income is distributed to a Trust or to you.

Based on the advice of Carter Ledyard & Milburn LLP, special counsel to the Trusts for New York tax matters, under the existing income tax laws of the State and City of New York, assuming that the Trusts are not treated as corporations for federal income tax purposes, the Trusts will not be taxed as corporations for New York State and New York City tax purposes, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                     Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                  Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. For purposes of record-keeping, the Trustee will treat the FTPS Unit Servicing Agent as sole Record Owner of FTPS Units on its books. The FTPS Unit Servicing Agent will keep a record of all individual FTPS Unit holders, the actual Record Owners of such Units, on its books. It is your responsibility to notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units and FTPS Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will send you:

- A written initial transaction statement containing a description of your Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

             Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital or capital gains dividends, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute money from the Income and Capital Accounts, as determined at the monthly Record Date, monthly on the last day of each month to Unit holders on the fifteenth day of such month provided the aggregate amount, exclusive of sale proceeds, available for distribution in the Income and Capital Accounts equals at least 0.1% of the net asset value of the Trust. Undistributed money in the Income and Capital Accounts will be distributed in the next month in which the aggregate amount available for distribution, exclusive of sale proceeds, equals or exceeds 0.1% of the net asset value of a Trust. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute sale proceeds in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge and creation and development fee or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of such month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the IRS. You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no transactional sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                   Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at the address set forth on the back cover of this prospectus. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units). In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender at least 5,000 Units of a Trust or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must hold their Units through the end of the initial offering period. The In-Kind Distribution option is generally not available to FTPS Unit holders. No In-Kind Distribution requests submitted during the 30 business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. This option is generally eligible only for stocks traded and held in the United States, thus excluding most foreign Securities. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible Securities and fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                 Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) in writing of your election by the "Rollover Notification Date" stated in the "Summary of Essential Information." If you make this election you will be considered a "Rollover Unit holder," and your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as "Distribution Agent," during the "Special Redemption and Liquidation Period" set forth in the "Summary of Essential Information." The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject to the maximum remaining deferred sales charge and creation and development fee on such units (currently expected to be $.195 per unit), but not the initial sales charge. Units purchased using proceeds from Fee Accounts Units will generally not be subject to any transactional sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." We may modify, amend or terminate this rollover option upon 60 days notice.

             Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

- The sale of Securities is necessary or advisable in order to maintain the qualification of a Trust as a "regulated investment company" in the case of a Trust which has elected to qualify as such;

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust; or

- As a result of the ownership of the Security, a Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the 1940 Act.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed.

           Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you do not elect to participate in the Rollover Option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. The Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

 Information on the Sponsor, Trustee, FTPS Unit Servicing
                    Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $85 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection
Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2006, the total consolidated partners' capital of First Trust Portfolios L.P. and subsidiaries was $50,884,373 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent's address is 1001 Warrenville Road, Lisle, Illinois 60532. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514-7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV(R) is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and
Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent and Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, FTPS Unit Servicing Agent or Unit holders for errors in judgment.

                     Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter Ledyard & Milburn LLP acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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Page 43


                                 First Trust(R)

                       Cons. Growth 4Q '07 - Term 12/31/08
                     Moderate Growth 4Q '07 - Term 12/31/08
                 Target Long-Term Growth 4Q '07 - Term 12/31/08

                                     FT 1522

                                    Sponsor:

                           FIRST TRUST PORTFOLIOS L.P.

                              1001 Warrenville Road
                              Lisle, Illinois 60532
                                  1-630-241-4141


         FTPS Unit Servicing Agent:               Trustee:

              FTP Services LLC              The Bank of New York

            1001 Warrenville Road            101 Barclay Street
            Lisle, Illinois 60532         New York, New York 10286
               1-866-514-7768                  1-800-813-3074
                                            24-Hour Pricing Line:
                                               1-800-446-0132

                            ________________________

    When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

    THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
      MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
    COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                    ILLEGAL.

                            ________________________

      This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the SEC in Washington, D.C.
                                   under the:

        -  Securities Act of 1933 (file no. 333-145229) and

        -  Investment Company Act of 1940 (file no. 811-05903)

      Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the SEC's Public Reference Room in Washington
     D.C. Information regarding the operation of the SEC's Public Reference
           Room may be obtained by calling the SEC at 1-202-942-8090.

     Information about the Trusts is available on the EDGAR Database on the
                             SEC's Internet site at
                              http://www.sec.gov.

                     To obtain copies at prescribed rates -

              Write: Public Reference Section of the SEC
                     100 F Street, N.E.
                     Washington, D.C. 20549
     e-mail address: publicinfo@sec.gov

                               September 28, 2007
                           As amended October 2, 2007

               PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 44


                                 First Trust(R)

                                  The FT Series

                             Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of the unit investment trust contained in FT 1522 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in the Trusts. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated September 28, 2007. Capitalized terms have been defined in the prospectus.

                            Table of Contents

New York Stock Exchange                                         1
Standard & Poor's                                               2
Risk Factors
   Common Stocks                                                2
   Closed-End Funds                                             2
   Small-Cap Companies                                          3
   Dividends                                                    3
   Foreign Issuers                                              3
   REITs                                                        4
Litigation
   Tobacco Industry                                             5
Common Stocks
   NYSE(R) International Target 25 Strategy Stocks              6
   S&P Target SMid 60 Strategy Stocks                           8
   Target Growth Strategy Stocks                               11

New York Stock Exchange

"NYSE (R)" is a registered trademark of, and "NYSE International 100 Index(SM)" is a service mark of, New York Stock Exchange, Inc. ("NYSE"). NYSE has no relationship to First Trust Portfolios L.P. other than the licensing of the "NYSE International 100 Index(SM)" and the trademark and service mark referenced above for use in connection with the NYSE
(R) International Target 25 Strategy.

NYSE does not: sponsor, endorse, sell or promote the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series; recommend that any person invest in the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series or any other securities; have any responsibility or liability for or make any decision about the timing, amount or pricing of the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series; have any responsibility or liability for the administration, management or marketing of the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series; consider the needs of the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series or the owners of the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series in determining, composing or calculating the NYSE International 100 Index(SM) or have any obligation to do so.

NYSE will not have any liability in connection with the NYSE (R) International Target 25 Strategy. Specifically, NYSE does not make any warranty, express or implied, and NYSE disclaims any warranty about: the results to be obtained by the NYSE (R) International Target 25 Strategy, the owner of the NYSE (R) International Target 25 Strategy, or any other relevant person in connection with the use of the Index and the data included in the Index; the accuracy or completeness of the Index and its data; the merchantability or fitness for a particular purpose or use of the Index and its data. NYSE will have no liability for any errors, omissions or interruptions in the Index or its data. Under no circumstances will NYSE be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE knows that they might occur. The licensing agreement between First Trust Portfolios L.P. and NYSE is solely for their benefit and not for the benefit of the owners of the Conservative Growth Portfolio, 4th Quarter 2007 Series, the Moderate Growth Portfolio, 4th Quarter 2007 Series or the Target Long-Term Growth Portfolio, 4th Quarter 2007 Series or any other third parties.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, which is determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Risk Factors

Common Stocks. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Common Stocks or the general condition of the relevant stock market may worsen, and the value of the Common Stocks and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Closed-End Funds. An investment in Units of Conservative Growth Portfolio or Moderate Growth Portfolio should be made with an understanding of the risks of investing in closed-end funds. Closed-end mutual funds' portfolios are managed and their shares are generally listed on a securities exchange. The net asset value of closed-end fund shares will fluctuate with changes in the value of the underlying securities which the closed-end fund owns. In addition, for various reasons closed-end fund shares frequently trade at a discount from their net asset value in the secondary market. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds' articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting a fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of a fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Trust) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that a fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end fund shares which were purchased by a Trust at a premium. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to the Trust since shares of open-end funds trade at net asset value. Certain closed-end funds may have in place or may put in place in the future plans pursuant to which the fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by a fund's board of directors to reduce a discount on its share price. To the extent such a plan was implemented and shares owned by a Trust are repurchased by a fund, the Trust's position in that fund would be reduced and the cash would be distributed.

The Trusts are prohibited from subscribing to a rights offering for shares of any of the closed-end funds in which they invest. In the event of a rights offering for additional shares of a fund, Unit holders should expect that their Trust will, at the completion of the offer, own a smaller proportional interest in such fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed. This may be particularly serious when the subscription price per share for the offer is less than the fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a fund's subscription price per share is below that fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

Closed-end funds may utilize leveraging in their portfolios. Leveraging can be expected to cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the Units of a Trust. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since certain of the Securities in the Trusts are, or contain, securities of foreign issuers, an investment in the Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

REITs. An investment in Units of the Trust should be made with an understanding of risks inherent in an investment in REITs specifically and real estate generally (in addition to securities market risks). Generally, these include economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. Additional risks include an inability to reduce expenditures associated with a property (such as mortgage payments and property taxes) when rental revenue declines, and possible loss upon foreclosure of mortgaged properties if mortgage payments are not paid when due.

REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing. REITs are generally fully integrated operating companies that have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. REITs obtain capital funds for investment in underlying real estate assets by selling debt or equity securities in the public or institutional capital markets or by bank borrowing. Thus, the returns on common equities of the REITs in which the Trust invests will be significantly affected by changes in costs of capital and, particularly in the case of highly "leveraged" REITs (i.e., those with large amounts of borrowings outstanding), by changes in the level of interest rates. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.

REITs are a creation of the tax law. REITs essentially operate as a corporation or business trust with the advantage of exemption from corporate income taxes provided the REIT satisfies the requirements of

Sections 856 through 860 of the Internal Revenue Code. The major tests for tax-qualified status are that the REIT (i) be managed by one or more trustees or directors, (ii) issue shares of transferable interest to its owners, (iii) have at least 100 shareholders, (iv) have no more than 50% of the shares held by five or fewer individuals, (v) invest substantially all of its capital in real estate related assets and derive substantially all of its gross income from real estate related assets and (vi) distributed at least 95% of its taxable income to its shareholders each year. If any REIT in the Trust's portfolio should fail to qualify for such tax status, the related shareholders (including the Trust) could be adversely affected by the resulting tax consequences.

The underlying value of the Securities and the Trust's ability to make distributions to Unit holders may be adversely affected by changes in national economic conditions, changes in local market conditions due to changes in general or local economic conditions and neighborhood characteristics, increased competition from other properties, obsolescence of property, changes in the availability, cost and terms of mortgage funds, the impact of present or future environmental legislation and compliance with environmental laws, the ongoing need for capital improvements, particularly in older properties, changes in real estate tax rates and other operating expenses, regulatory and economic impediments to raising rents, adverse changes in governmental rules and fiscal policies, dependency on management skill, civil unrest, acts of God, including earthquakes and other natural disasters (which may result in uninsured losses), acts of war, adverse changes in zoning laws, and other factors which are beyond the control of the issuers of the REITs in a Trust. The value of the REITs may at times be particularly sensitive to devaluation in the event of rising interest rates.

REITs may concentrate investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The impact of economic conditions on REITs can also be expected to vary with geographic location and property type. Investors should be aware the REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation, the market's perception of the REIT industry generally, and the possibility of failing to qualify for pass-through of income under the Internal Revenue Code, and to maintain exemption from the Investment Company Act of 1940. A default by a borrower or lessee may cause the REIT to experience delays in enforcing its right as mortgagee or lessor and to incur significant costs related to protecting its investments. In addition, because real estate generally is subject to real property taxes, the REITs in the Trust may be adversely affected by increases or decreases in property tax rates and assessments or reassessments of the properties underlying the REITs by taxing authorities. Furthermore, because real estate is relatively illiquid, the ability of REITs to vary their portfolios in response to changes in economic and other conditions may be limited and may adversely affect the value of the Units. There can be no assurance that any REIT will be able to dispose of its underlying real estate assets when advantageous or necessary.

The issuer of REITs generally maintains comprehensive insurance on presently owned and subsequently acquired real property assets, including liability, fire and extended coverage. However, certain types of losses may be uninsurable or not be economically insurable as to which the underlying properties are at risk in their particular locales. There can be no assurance that insurance coverage will be sufficient to pay the full current market value or current replacement cost of any lost investment. Various factors might make it impracticable to use insurance proceeds to replace a facility after it has been damaged or destroyed. Under such circumstances, the insurance proceeds received by a REIT might not be adequate to restore its economic position with respect to such property.

Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator caused or knew of the presence of such hazardous or toxic substances and whether or not the storage of such substances was in violation of a tenant's lease. In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. No assurance can be given that one or more of the REITs in the Trust may not be presently liable or potentially liable for any such costs in connection with real estate assets they presently own or subsequently acquire while such REITs are held in the Trust.

Litigation

Tobacco Industry. Certain of the issuers of Securities in the Trust may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for healthcare expenditures, aggregate many billions of dollars.

In November 1998, five of the largest tobacco companies in the United States entered into the Tobacco Master Settlement Agreement ("MSA") with 46 states to settle state lawsuits to recover costs associated with treating smoking-related illnesses. According to the MSA, the tobacco industry is projected to pay the settling states in excess of $200 billion over the next 25 years. Four states settled their tobacco cases separately from the MSA.

In March 2001, five states initiated court proceedings to stop R.J. Reynolds Tobacco Company ("R.J. Reynolds") from violating provisions of the MSA. The lawsuits, filed in state courts of Arizona, California, New York, Ohio and Washington, seek enforcement of restrictions on marketing, advertising and promotional activities that R.J. Reynolds agreed to under the terms of the MSA. In June 2002, a California court ruled that R.J. Reynolds unlawfully placed cigarette ads in magazines with a large percentage of readers aged 12-17, in violation of the MSA. As a result, R.J. Reynolds was ordered to pay $20 million in sanctions plus attorneys' fees and costs. An Arizona court also found R.J. Reynolds had violated the MSA. In July 2004, R.J. Reynolds and Brown & Williamson Tobacco Corporation ("B&W") combined R.J. Reynolds and the U.S. assets, liabilities and operations of B&W to form Reynolds American Inc.

On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion verdict against Altria Group's Philip Morris USA division ("Philip Morris") in what is known as the Price case, ordering a lower court to dismiss the case in which the company was accused of defrauding customers into thinking "light" cigarettes were safer than regular ones. The Court held that the Federal Trade Commission specifically authorized the use of "light" and "low tar" to describe the cigarettes, and, therefore, Philip Morris is not liable under Illinois law. The initial $10.1 billion judgment in the Price case was handed down against Philip Morris by a trial court judge in March 2003. The Illinois Supreme Court took the unusual step of bypassing the appellate court in hearing the case on appeal directly from the trial court. The size of the original award put the company at risk for filing bankruptcy protection. In addition, because Philip Morris accounts for more than half of the annual tobacco-settlement payments to the states under the 1998 MSA, such payments could have been in jeopardy. On May 5, 2006 the Illinois Supreme Court denied the plaintiff's motion for a rehearing.

In a suit brought by the Department of Justice against Altria and other cigarette companies, a U.S. District Court ruled on August 17, 2006, that the defendants violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"). However, the court refused to grant the $10 billion smoking cessation campaign and $4 billion youth counter-marketing campaign remedies requested by the government. The court did rule that Philip Morris must remove "light" and "ultra light" from its packaging. Altria is appealing this verdict.

On July 6, 2006, the Florida Supreme Court decertified a class and overturned a trial court's $145 billion punitive damages award against Philip Morris as excessive and improper as a matter of law. However, Philip Morris also faces several other potential class actions claiming that the marketing of "light" cigarettes deceived people into believing they are healthier, although those cases are not now perceived as a threat given the Price decision.

Additional pending and future litigation and/or legislation could adversely affect the value, operating revenues, financial position and sustainability of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of Trusts containing such Securities.

Common Stocks

The following information describes the common stocks selected through the application of each of the Strategies which comprise the various Trusts described in the prospectus.

             NYSE(R) International Target 25 Strategy Stocks

Canada
__________________

EnCana Corp., headquartered in Calgary, Alberta, Canada, is a North American energy company engaged in the exploration, development, production and marketing of natural gas, crude oil and natural gas liquids.

France
__________________

France Telecom S.A. (ADR), headquartered in Paris, France, through its subsidiaries, offers various telecommunications services, which include fixed line telephony, wireless telephony, multimedia, Internet, data transmission, cable television and other services to consumers, businesses, and telecommunications operators worldwide.

Germany
__________________

Allianz AG (ADR), headquartered in Munich, Germany, is a global insurance company engaging in property and casualty protection, life and health insurance, and asset management.

DaimlerChrysler AG, headquartered in Stuttgart, Germany, designs, manufactures, assembles and sells cars and trucks under the names
"Mercedes-Benz," "Chrysler," "Plymouth," "Jeep" and "Dodge";
manufactures commercial vehicles; provides related financial services; and has aerospace operations.

Deutsche Bank AG, headquartered in Frankfurt, Germany, provides a broad range of banking, investment, fund management, securities, credit card, mortgage leasing and insurance services worldwide. The company provides its services to retailers and private clients, corporations and financial institutions, as well as multi-national conglomerates. The company also offers a variety of financial consulting and advisory services.

Deutsche Telekom AG (ADR), headquartered in Bonn, Germany, is one of Europe's, and the world's, largest telecommunications services providers. The company offers domestic and international public fixed-link voice telephone service in Germany. The company also offers data transmission services, network services, on-line services, telephone directory publishing, dial-in information lines, paging and mobile telecommunications services, and supplies and services telecommunications equipment.

Hong Kong
__________________

China Unicom Ltd. (ADR), headquartered in Hong Kong, China, an integrated telecommunications operator, offers a range of telecommunications services in China.

Ireland
__________________

Allied Irish Banks Plc (ADR), headquartered in Dublin, Ireland, provides a range of banking, financial and related services, principally in Ireland, the United States, the United Kingdom and Poland.

Italy
__________________

Eni SpA (ADR), headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently also expanding into power generation.

Telecom Italia SpA (ADR), headquartered in Rome, Italy, is the parent company of companies operating in the fields of telecommunications, manufacturing, electronics and network construction. The company's subsidiaries are also active in publishing, telematics information and auxiliary services.

Japan
__________________

Honda Motor Co., Ltd. (ADR), headquartered in Tokyo, Japan, manufactures, distributes and provides financing for the sale of its motorcycles, automobiles and power products, including portable generators, power tillers and general purpose engines.

Matsushita Electric Industrial Co., Ltd. (ADR), headquartered in Osaka, Japan, manufactures electronic products, including home appliances, audio and video, computer peripherals, telecommunications, industrial equipment, and electronic parts. The company markets products under the brand names "Panasonic," "Technics," "Victor," "JVC," and "Quasar."

Nippon Telegraph & Telephone Corporation (ADR), headquartered in Tokyo, Japan, provides telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services. The company provides both local and long distance telecommunication services within Japan.

NTT DoCoMo, Inc. (ADR), headquartered in Tokyo, Japan, provides various types of telecommunications services including cellular phone, personal handyphone system (PHS), paging, and other telephone, satellite mobile communication and wireless Private Branch Exchange (PBX) system services. The company also sells cellular phones, PNS, car phones and pagers.

Sony Corporation (ADR), headquartered in Tokyo, Japan, develops, makes and markets electronic equipment and devices. Products include video and audio equipment and televisions; computers and computer peripherals; semiconductors and telecommunications equipment.

Toyota Motor Corporation (ADR), headquartered in Toyota City, Japan, manufactures, sells, leases and repairs passenger automobiles, trucks, buses, boats and airplanes in Japan and internationally. The company also manages real estate, civil engineering and insurance businesses.

The Netherlands
__________________

Aegon N.V., headquartered in The Hague, the Netherlands, is an international insurer with major operations in the Netherlands, Canada, Mexico, the United Kingdom and the United States.

ING Groep N.V. (ADR), headquartered in Amsterdam, the Netherlands, offers a comprehensive range of financial services worldwide, including life and non-life insurance, commercial and investment banking, asset management and related products.

Royal Dutch Shell Plc (ADR), headquartered in The Hague, the
Netherlands, produces crude oil, natural gas, chemicals, coal and metals worldwide; and it provides integrated petroleum services in the United States.

South Korea
__________________

Kookmin Bank (ADR), headquartered in Seoul, South Korea, provides commercial banking services in Korea.

Korea Electric Power Corporation (ADR), headquartered in Seoul, South Korea, builds and operates hydro-power, thermal-power, and nuclear power units in South Korea. The company also generates, transmits, and distributes electricity to South Korea and is majority owned by the Korean government.

Spain
__________________

Repsol YPF, S.A., headquartered in Madrid, Spain, explores for and produces crude oil and natural gas. Through its subsidiaries, the company also refines petroleum and transports petroleum products. Gasoline and other products are retailed through its chain of gasoline filling stations. Petroleum reserves are maintained in Spain, Asia, Latin America, the Middle East, North Africa and the United States.

Switzerland
__________________

Credit Suisse Group (ADR), headquartered in Zurich, Switzerland, is one of the world's leading financial services companies, providing banking and insurance solutions for private clients, companies and institutions.

UBS AG, headquartered in Zurich, Switzerland, is a leading global financial services firm, the world's largest global asset manager, a top-tier provider of investment banking and securities distribution, and a leading provider of private banking services.

United Kingdom
__________________

Barclays Plc (ADR), headquartered in London, England, is a financial services group engaged primarily in the banking and investment banking businesses. Through its subsidiary, Barclay Bank Plc, the company offers commercial and investment banking, insurance, financial and related services in more than 60 countries.

                   S&P Target SMid 60 Strategy Stocks

Adaptec, Inc., headquartered in Milpitas, California, designs, makes and markets hardware and software products that enhance data transfer rates between computers, peripherals and networks. The company's
"Input/Output," connectivity and network products are incorporated into the systems and products of major computer and peripheral makers worldwide.

American Financial Group, Inc., headquartered in Cincinnati, Ohio, is a holding company which, through subsidiaries, is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses, and in the sale of retirement annuities, life and supplemental health insurance products.

Arrow Electronics, Inc., headquartered in Melville, New York, is a distributor of electronic components and computer products to industrial and commercial customers through a global distribution network spanning North America, Europe and the Asia/Pacific region.

Atmos Energy Corporation, headquartered in Dallas, Texas, primarily distributes and sells natural gas to residential, commercial, industrial, agricultural and other customers in service areas located in Texas, Colorado, Georgia, Illinois, Iowa, Kansas, Kentucky, Louisiana, Missouri, Tennessee and Virginia.

Avista Corporation, headquartered in Spokane, Washington, engages in the generation, transmission, and distribution of energy, as well as other energy-related businesses.

Black Hills Corporation, headquartered in Rapid City, South Dakota, is an electric utility serving customers in South Dakota, Wyoming and Montana.

Callaway Golf Company, headquartered in Carlsbad, California, designs, develops, makes and markets high-quality, innovative golf clubs.

CIBER, Inc., headquartered in Greenwood Village, Colorado, and its subsidiaries provide information technology (IT) system integration consulting and other IT services to companies across most major industries and governmental agencies. The company also resells certain IT hardware and software products.

Coherent, Inc., headquartered in Santa Clara, California, is a global leader in the design, manufacture and sale of lasers, laser systems, precision optics and related accessories.

Colonial Properties Trust, headquartered in Birmingham, Alabama, is a self-managed real estate investment trust which owns, develops and operates multifamily, retail and office properties in the Sunbelt region of the United States.

CTS Corporation, headquartered in Elkhart, Indiana, designs, manufactures and sells electronic components and electronic component assemblies used in the communications, automotive and computer industries.

Downey Financial Corp., headquartered in Newport Beach, California, operates as the holding company for Downey Savings and Loan Association, F.A., which offers various banking and financial services to individual and corporate customers primarily in California.

Everest Re Group, Ltd., headquartered in St. Michael, Barbados, through its wholly-owned subsidiary Everest Reinsurance Company, is engaged in the underwriting of property and casualty reinsurance on a treaty and facultative basis for insurance and reinsurance companies in the United States and selected international markets.

First BanCorp., headquartered in Santurce, Puerto Rico, is the holding company for FirstBank Puerto Rico, the second largest locally owned commercial bank in Puerto Rico. The bank specializes in consumer lending in the Puerto Rican market, offering an array of financial services to a growing number of consumer and commercial customers.

First Niagara Financial Group, Inc., headquartered in Lockport, New York, is a bank holding company. The banks provide an array of deposit products and loans, as well as insurance, leasing, investment advisory services, insurance agency services and trust services.

FirstFed Financial Corp., headquartered in Santa Monica, California, is the savings and loan holding company for First Federal Bank of California.

Forest Oil Corporation, headquartered in Denver, Colorado, is a natural gas and crude oil exploration, development, production and marketing company with active interests in several major exploration and producing areas in North America. The company's major reserves and producing properties are located in the Gulf of Mexico, Louisiana, West Texas, Wyoming, and western Canada.

G&K Services, Inc., headquartered in Minnetonka, Minnesota, leases and maintains uniforms and other textile products. The company supplies work clothes, anti-static and particle-free garments, dress clothes for supervisory personnel, floor mats, dust mops, wiping towels and linens. The company serves the pharmaceutical, electronic, transportation, healthcare and auto service industries in the United States and the Canadian provinces of Ontario and Quebec.

Great Plains Energy Incorporated, headquartered in Kansas City, Missouri, provides electricity in the midwestern United States. The company develops competitive generation for the wholesale market. The company is also an electric delivery company with regulated generation. In addition, the company is an investment company focusing on energy-related ventures nationwide that are unregulated with high growth potential.

Hanover Insurance Group Inc., headquartered in Worcester, Massachusetts, through its subsidiaries, provides financial products and services in the areas of property, casualty and life insurance in the United States.

HCC Insurance Holdings, Inc., headquartered in Houston, Texas, provides property and casualty, surety, group life, and accident and health insurance products and related agency and reinsurance brokerage services in the United States, the United Kingdom, Spain, Ireland, and Bermuda.

Headwaters Incorporated, headquartered in Draper, Utah, develops and deploys alternative fuel and related technologies through its operating division, Covol Fuels. The company converts fossil fuels such as coal and heavy oils to alternative energy products while seeking to improve energy efficiency and the environment.

Horace Mann Educators Corporation, headquartered in Springfield,
Illinois, an insurance holding company, markets and underwrites personal lines of property and casualty and life insurance and retirement annuities.

Hutchinson Technology Incorporated, headquartered in Hutchinson, Minnesota, develops, makes and sells precision suspension assemblies for computer rigid disk drives. Suspension assemblies hold the recording heads in position above the spinning magnetic disks in the drive and are critical to maintaining the necessary microscopic clearance between the head and disk.

IDACORP, Inc., headquartered in Boise, Idaho, a holding company, is a public utility engaged in the generation, purchase, transmission, distribution and sale of electricity in Idaho, Nevada and Oregon.

JAKKS Pacific, Inc., headquartered in Malibu, California, develops, markets and distributes a variety of toys and electronic products for children including specialty dolls and related accessories; toys featuring popular entertainment properties and characters; and collectible and toy vehicles.

KEMET Corporation, headquartered in Simpsonville, South Carolina, makes a full line of capacitors using two types of dielectrics, solid tantalum and multilayer ceramic. The company makes its capacitors in many different sizes and configurations.

Lee Enterprises Incorporated, headquartered in Davenport, Iowa, publishes daily newspapers, and weekly classified and specialty publications in the United States.

Mercury General Corporation, headquartered in Los Angeles, California, through its subsidiaries, writes private passenger automobile insurance and commercial automobile insurance.

Millennium Pharmaceuticals, Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company that uses its scientific and technological capabilities and methods to develop drugs and predictive medicine products and services. The company's predictive medicine involves identifying information that enables healthcare professionals to make better informed decisions on drug treatment and patient care.

National Retail Properties Inc., headquartered in Orlando, Florida, is a real estate investment trust that owns and manages commercial properties throughout the United States. The company leases properties to major retail tenants under long-term commercial net leases.

Northeast Utilities, headquartered in Berlin, Connecticut, provides retail electric service, through its subsidiaries, to customers in Connecticut, New Hampshire and western Massachusetts. In addition, the company distributes natural gas throughout Connecticut.

Overseas Shipholding Group, Inc., headquartered in New York, New York, an independent bulk shipping company, engages in the ocean transportation of crude oil and petroleum products.

O'Charley's Inc., headquartered in Nashville, Tennessee, owns and operates "O'Charley's" restaurants located in 13 southern and midwestern states, and "Stoney River Legendary Steaks" restaurants in suburban Atlanta, Georgia.

Photronics, Inc., headquartered in Jupiter, Florida, manufactures photomasks which are photographic quartz plates containing microscopic images of electronic circuits used as masters to transfer circuit patterns onto semiconductor wafers.

Piper Jaffray Companies, Inc., headquartered in Minneapolis, Minnesota, is a financial services firm. The company provides investment advice and services to businesses, institutions and individuals. The company's investment banking business focuses on the needs of emerging growth companies in the healthcare, technology, financial, consumer and industrial growth sectors.

PNM Resources Inc., headquartered in Albuquerque, New Mexico, supplies electricity in portions of north central, southwestern and northeastern New Mexico; provides gas transportation and retail gas services in major communities in New Mexico; and manages energy, water and wastewater systems.

Puget Energy, Inc., headquartered in Bellevue, Washington, is a holding company for Puget Sound Energy, a regulated utility providing electric and gas service to Western Washington and InfrastruX, which provides contracting services to electric power, telecom and natural gas markets.

RehabCare Group, Inc., headquartered in St. Louis, Missouri, is a provider of temporary healthcare staffing and therapy program management for hospitals and long-term care facilities.

RF Micro Devices, Inc., headquartered in Greensboro, North Carolina, designs, develops and markets proprietary radio frequency integrated circuits for wireless communications applications such as cellular, cordless telephony, wireless security and remote meter reading.

SCANA Corporation, headquartered in Columbia, South Carolina, is a public utility holding company engaged in the generation and sale of electricity, as well as in the purchase, sale and transportation of natural gas to wholesale and retail customers in South Carolina.

School Specialty, Inc., headquartered in Appleton, Wisconsin, is a distributor of non-textbook educational supplies and furniture for grades pre-kindergarten through 12 to school districts, administrators and teachers through its catalogs.

SEACOR Holdings Inc., headquartered in Houston, Texas, is a provider of offshore marine services to the oil and gas exploration and production industry. The company also provides oil spill response services to owners of tank vessels and oil storage, processing and handling facilities.

Sierra Pacific Resources, headquartered in Reno, Nevada, operates as the holding company for Nevada Power Company and Sierra Pacific Power
Company which engage in the distribution, transmission, generation and sale of electric energy.

SkyWest, Inc., headquartered in St. George, Utah, through its wholly owned subsidiary, SkyWest Airlines Inc., operates regional airlines in the United States.

Sonic Automotive, Inc., headquartered in Charlotte, North Carolina, is an automotive retailer operating dealership franchises and collision repair centers in the metropolitan southeastern, midwestern and southwestern United States.

Southwest Gas Corporation, headquartered in Las Vegas, Nevada, operates in the natural gas transmission and construction businesses. The company purchases, transports and distributes natural gas in Arizona, Nevada and California.

Stage Stores, Inc., headquartered in Houston, Texas, operates as a specialty department store retailer in the United States.

Swift Energy Company, headquartered in Houston, Texas, is engaged in developing, exploring, acquiring and operating oil and gas properties, with a focus on onshore and inland waters oil and natural gas reserves in Texas and Louisiana, and onshore oil and natural gas reserves in New Zealand.

SYNNEX Corporation, headquartered in Fremont, California, operates as an information technology supply chain services company.

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Tech Data Corporation, headquartered in Clearwater, Florida, is a full-
line distributor of technology products. The company serves resellers in the United States, Canada, the Caribbean, Latin America, Europe and the Middle East. The company also provides pre- and post-sale training, service, and support, as well as configuration and assembly services and electronic commerce solutions.

TreeHouse Foods, Inc., headquartered in Westchester, Illinois, processes food and markets its products to grocery stores. The company's products include cheese sauces, non-dairy powdered coffee creamer, pickles, relishes and puddings.

TriQuint Semiconductor, Inc., headquartered in Hillsboro, Oregon, design, develops, manufactures and markets a broad range of high-performance analog and mixed-signal integrated circuits for the wireless communications, telecommunications and computing markets. The company's integrated circuits use its proprietary (GaAs) technology, which has inherent physical properties that enable integrated circuits to operate at higher speeds with lower power consumption compared to silicon devices.

United Fire & Casualty Company, headquartered in Cedar Rapids, Iowa, is engaged in the business of writing property and casualty insurance and life insurance in the United States through its subsidiaries.

Unitrin, Inc., headquartered in Chicago, Illinois, is engaged in the property and casualty insurance, life and health insurance and consumer finance businesses. Product lines include automobile, homeowners, commercial multi-peril, motorcycle, boat and watercraft, fire, casualty, workers compensation and other types of property and casualty insurance.

Vishay Intertechnology, Inc., headquartered in Malvern, Pennsylvania, makes and supplies passive electronic components, including resistors, capacitors and inductors, used in a broad range of products containing electronic circuitry. The company offers most of its product types in surface mount device form and in the traditional leaded device form.

Volt Information Sciences, Inc., headquartered in New York, New York, provides staffing, and telecommunications and information solution services in the United States. The company operates in four segments:
Staffing Services; Telephone Directory; Telecommunications Services; and Computer Systems.

W.R. Berkley Corporation, headquartered in Greenwich, Connecticut, is an insurance holding company, providing regional property casualty insurance, reinsurance, specialty lines of insurance, alternative markets services and international insurance.

Westar Energy, Inc., headquartered in Topeka, Kansas, engages in the generation, transmission, and distribution of electricity in Kansas.

WGL Holdings Inc., headquartered in Washington, D.C., is a holding company that, through its subsidiaries, sells and delivers natural gas, and provides a variety of energy-related products and services to customers in the metropolitan areas of Washington, D.C., Maryland and Virginia.

                      Target Growth Strategy Stocks

3M Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products. The company also manufactures the 3M Electronic Marker System (EMS), markers for utility usage (water, wastewater or gas) which relocate buried markers via low-band frequencies.

Alcon, Inc., headquartered in Hunenberg, Switzerland, develops, manufactures and markets pharmaceuticals, surgical equipment and devices and consumer eye care products that treat eye diseases and disorders and promote the general health and function of the human eye.

Apple Inc., headquartered in Cupertino, California, designs, makes and markets microprocessor-based personal computers and related personal computing and communicating solutions for sale mainly to education, creative, home, business and government customers.

Biogen Idec Inc., headquartered in Cambridge, Massachusetts, is a biopharmaceutical company engaged primarily in the research, development, manufacture and commercialization of targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases.

The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.

Cameron International Corp., headquartered in Houston, Texas,

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manufactures oil and gas pressure control and separation equipment worldwide.

DENTSPLY International Inc., headquartered in York, Pennsylvania, designs, develops, makes and markets a broad range of products for the dental market. The company's product line includes dental consumable and laboratory products, and dental equipment. These products are distributed under various brand names and trademarks worldwide.

Express Scripts, Inc., headquartered in Maryland Heights, Missouri, is an independent pharmacy benefit manager and managed care company that provides a broad range of pharmacy benefit and medical information management services, as well as managed vision care programs.

FMC Technologies, Inc., headquartered in Houston, Texas, engages in the design, manufacture and servicing of systems and products for the energy, food processing and air transportation industries.

Foster Wheeler Ltd., incorporated in Bermuda and headquartered in Clinton, New Jersey, provides a range of design, engineering, construction, manufacturing, project development and management, research and plant operation services.

Garmin Ltd., headquartered in George Town, Grand Cayman, the Cayman Islands, is a provider of navigation, communications, and information devices, most of which are enabled by Global Positioning System (GPS) technology.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

Lam Research Corporation, headquartered in Fremont, California, designs, manufactures, markets and services semiconductor processing equipment used in the fabrication of integrated circuits.

Loews Corp.-Carolina Group, headquartered in New York, New York, was created by Loews Corporation, a holding company, to track the performance of Lorillard, Inc., Loews' wholly-owned subsidiary, which is engaged in the production and sale of cigarettes.

MasterCard, Inc., headquartered in Purchase, New York, with its subsidiaries, develops and markets payment solutions, processes payment transactions and provides consulting services to customers and merchants worldwide.

McDermott International, Inc., incorporated in Panama and headquartered in Houston, Texas, through its subsidiaries, provides engineering, procurement, and project management services for customers involved in the production of energy worldwide.

National-Oilwell Varco Inc., headquartered in Houston, Texas, designs, manufactures and sells systems, components and products used in oil and gas drilling and production. The company also distributes products and provides services to the exploration and production segment of the oil and gas industry.

Noble Corporation, incorporated in the Cayman Islands and headquartered in Sugar Land, Texas, provides diversified services for the oil and gas industry through its contract drilling services located in markets worldwide. The company also provides labor contract drilling services, well site and project management services, and engineering services.

NVIDIA Corporation, headquartered in Santa Clara, California, designs, develops and markets graphics processors and related software for personal computers and digital entertainment platforms.

Owens-Illinois, Inc., headquartered in Toledo, Ohio, through its subsidiaries, manufactures packaging products worldwide.

PepsiCo, Inc., headquartered in Purchase, New York, markets and distributes beverages including "Pepsi-Cola," "Diet Pepsi," "Pepsi Max," "Mountain Dew," "7UP," "Diet 7UP," "Mirinda," "Slice" and "Tropicana Pure Premium." The company, which operates internationally, also makes and distributes ready-to-drink Lipton tea products and snacks, with "Frito-Lay" representing the North American business.

Potash Corporation of Saskatchewan Inc., headquartered in Saskatoon, Saskatchewan, Canada, manufactures and sells solid and liquid phosphate fertilizers, animal feed supplements and industrial acid used in food products and industrial processes. It produces potash from mines in Canada and conducts operations at facilities in Canada, Brazil, Chile, Trinidad and the United States.

Precision Castparts Corp., headquartered in Portland, Oregon, makes complex metal components and products, serving a wide variety of aerospace and general industrial applications. The company manufactures large, complex structural investment castings and airfoil castings used

Page 12

in jet aircraft engines. In addition, the company has expanded into the industrial gas turbine, fluid management, industrial metalworking tools and machines and other metal products markets.

Research in Motion Limited, headquartered in Waterloo, Ontario, Canada, designs, makes and markets wireless consumer and business-to-business electronic access products for the mobile communications market. The company's products include two-way pagers, wireless personal computer card adapters, software connectivity tools and embedded wireless radios.

Schlumberger Limited, incorporated in the Netherland Antilles and headquartered in New York, New York, supplies products and services to the petroleum industry. The company's oilfield services cover exploration, production and completion services; and its "Omnes" unit provides information technology and communications services to oil and gas concerns.

Southern Copper Corporation, headquartered in Phoenix, Arizona, engages in mining of open pit mines; milling and flotation of copper ore to produce copper concentrates; smelting of copper concentrates to produce blister copper and refining blister copper to produce copper cathodes. The company operates the Toquepala and Cuajone open pit mines in the Andes, Peru; and the Cananea mine and La Caridad mine in northern Mexico.

Terex Corporation, headquartered in Westport, Connecticut, is a global manufacturer of equipment for the construction, infrastructure and mining industries.

Transocean Inc., incorporated in the Cayman Islands and headquartered in Houston, Texas, is an international provider of offshore and inland marine contract drilling services for oil and gas wells.

Waters Corporation, headquartered in Milford, Massachusetts, makes, distributes and provides high performance liquid chromatography ("HPLC") instruments, chromatography columns and other consumables, and related services.

Wynn Resorts, Limited, headquartered in Las Vegas, Nevada, a development stage company, through its wholly-owned subsidiary, Wynn Las Vegas, LLC, engages in the design, development, financing and construction of Wynn Las Vegas, a casino resort in Las Vegas.

We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

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